As filed with the Securities and Exchange Commission on April 28, 2021
Securities Act File No. 333-

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2
REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933 ☒
☐ Pre-Effective Amendment No.
☐ Post-Effective Amendment No.

OFS CAPITAL CORPORATION
(Exact name of Registrant as specified in charter)

10 S. Wacker Drive, Suite 2500
Chicago, IL 60606
(Address of Principal Executive Offices)

Registrant’s telephone number, including Area Code: (847) 734-2000
Bilal Rashid
10 S. Wacker Drive, Suite 2500
Chicago, IL 60606
(Name and address of agent for service)

 COPIES TO:
Cynthia M. Krus
Eversheds Sutherland (US) LLP
700 Sixth Street, NW, Suite 700
Washington, DC 20001
(202) 383-0100

Approximate date of proposed public offering: From time to time after the effective date of this Registration Statement.
☐ Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.
☒ Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.
☒ Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.
☐ Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.
☐ Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.
It is proposed that this filing will become effective (check appropriate box):
☒ when declared effective pursuant to Section 8(c) of the Securities Act.
Check each box that appropriately characterizes the Registrant:
☐ Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).
☒ Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☐ Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).
☒ A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☐ Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☐ Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).
☐ If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.
☐ New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).
CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(1)
Common Stock, $0.01 par value per share (2)(3)
Preferred Stock, $0.01 par value per share (2)
Warrants(4)
Subscription Rights(3)
Debt Securities(5)
Total	$ 200,000,000(6)	$ 16,365(6)

(1)    Estimated pursuant to Rule 457(o) under the Securities Act of 1933 solely for the purpose of determining the registration fee. The proposed maximum offering price per security will be determined, from time to time, by the Registrant in connection with the sale by the Registrant of the securities registered under this Registration Statement.
(2) Subject to Note 6 below, there is being registered hereunder an indeterminate number of shares of common stock, preferred stock, warrants, or subscription rights to purchase shares of common stock as may be sold, from time to time, or debt securities.
(3)    Includes such indeterminate number of shares of common stock as may be issued upon, from time to time, conversion or exchange of other securities registered hereunder, to the extent any such securities are, by their terms, convertible or exchangeable for common stock.
(4)    Subject to Note 6 below, there is being registered hereunder an indeterminate number of warrants as may be sold, from time to time.
(5)    Subject to Note 6 below, there is being registered hereunder an indeterminate number of debt securities as may be sold, from time to time. If any debt securities are issued at an original issue discount, then the offering price shall be in such greater principal amount as shall result in an aggregate price to investors not to exceed $200.0 million.
(6)    Pursuant to Rule 415(a)(6) under the Securities Act, the registrant is carrying forward to this registration statement $50.0 million in aggregate offering price of unsold securities that the registrant previously registered on Registration Statement No. 333-236517 initially filed February 19, 2020 (the “Prior Registration Statement”). Pursuant to Rule 415(a)(6) under the Securities Act, the filing fee previously paid in connection with such unsold securities will continue to be applied to such unsold securities. Because the Company is registering an additional $50.0 million in aggregate offering price of securities hereunder, a filing fee of $16,365 is being paid herewith. Pursuant to Rule 415(a)(6) under the Securities Act, the offering of unsold securities under the Prior Registration Statement will be deemed terminated as of the date of effectiveness of this registration statement.
The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED April 28, 2021
Prospectus
$200,000,000
OFS CAPITAL
CORPORATION
Common Stock
Preferred Stock
Warrants
Subscription Rights
Debt Securities
    We are an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940 (the “1940 Act”). Our investment objective is to provide our stockholders with both current income and capital appreciation primarily through debt investments and, to a lesser extent, equity investments.
    We may offer, from time to time, in one or more offerings or series, up to $200.0 million in shares of our common stock, par value $0.01 per share, preferred stock, par value $0.01 per share, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, subscription rights or debt securities which we refer to, collectively, as the “securities.” We may sell our securities directly or through underwriters or dealers, “at-the-market” to or through a market maker into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus.
    The securities may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of shares of our securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution” in this Prospectus.
    Substantially all of the debt securities in which we invest are rated below investment grade or would be rated below investment grade if rated, which are often referred to as “high yield” or “junk” securities. Exposure to below investment grade securities involves certain risk, and those securities are viewed as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. A material amount of our debt investments contain floating interest rate provisions that may make it more difficult for the borrowers to make interest payments on our debt investments. Further, our debt investments generally will not pay down principal during their term which could result in a substantial loss to us if the portfolio company is unable to refinance or repay the debt at maturity.
    Our common stock is traded on the Nasdaq Global Select Market under the symbol “OFS.” On April 23, 2021, the last reported sales price on the Nasdaq Global Select Market for our common stock was $8.90 per share. We are required to determine the net asset value per share of our common stock on a quarterly basis. Our net asset value per share of our common stock as of December 31, 2020 was $11.85.
    This prospectus describes some of the general terms that may apply to an offering of our securities. We will provide the specific terms of these offerings and securities in one or more supplements to this prospectus. We may also authorize one or more free writing prospectuses to be provided to you in connection with these offerings. The prospectus supplement and any related free writing prospectus may also add, update, or change information contained in this prospectus. You should carefully read this prospectus, the applicable prospectus supplement, and any related free writing prospectus, and the documents incorporated by reference, before buying any of the securities being offered and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. The information is available free of charge, and stockholder inquiries may be made, by contacting Investor Relations of OFS Capital Corporation, 10 S. Wacker Drive, Suite 2500, Chicago, IL 60606, or by calling us at (847) 734-2000 or on our website at www.ofscapital.com. The Securities and Exchange Commission, or the SEC, maintains a website at www.sec.gov where such information is available without charge. Information contained on our website is not incorporated by reference into this prospectus or any supplement to this prospectus, and you should not consider information contained on our website to be part of this prospectus or supplement hereto.
    Investing in our securities involves a high degree of risk, including credit risk and the risk of the use of leverage. You should review carefully the risks and uncertainties, including the risk of leverage and dilution, described in the section titled “Risk Factors” included in, and incorporated by reference into, the applicable prospectus supplement and in any free writing prospectuses we have authorized for use in connection with a specific offering, and under similar headings in the other documents that are incorporated by reference into this prospectus before investing in our securities.
    Neither the SEC nor any state securities commission has approved or disapproved of these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
    This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.
Prospectus dated , 2021

i

ABOUT THIS PROSPECTUS
    This prospectus is part of a registration statement that we have filed with the SEC, using the “shelf” registration process. Under this shelf registration statement, we may offer, from time to time, in one or more offerings, up to $200.0 million of common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock, and warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, on terms to be determined at the time of the offering. We may sell our securities through underwriters or dealers, “at-the-market” to or through a market maker, into an existing trading market or otherwise directly to one or more purchasers, including existing stockholders in a rights offering, or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms described in one or more supplements to this prospectus.
    This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. We may also authorize one or more free writing prospectuses to be provided to you that may contain material information relating to these offerings. In a prospectus supplement or free writing prospectus, we may also add, update, or change any of the information contained in this prospectus or in the documents we have incorporated by reference into this prospectus. This prospectus, together with the applicable prospectus supplement, any related free writing prospectus, and the documents incorporated by reference into this prospectus and the applicable prospectus supplement, will include all material information relating to the applicable offering. Before buying any of the securities being offered, you should carefully read both this prospectus and the applicable prospectus supplement and any related free writing prospectus, together with the additional information described in the section titled “Available Information.”
    This prospectus may contain estimates and information concerning our industry, including market size and growth rates of the markets in which we participate, that are based on industry publications and reports. This information involves many assumptions and limitations, and you are cautioned not to give undue weight to these estimates. We have not independently verified the accuracy or completeness of the data contained in these industry publications and reports. The industry in which we operate is subject to a high degree of uncertainty and risk due to a variety of factors, including those described in the section titled “Risk Factors,” that could cause results to differ materially from those expressed in these publications and reports.
    This prospectus includes summaries of certain provisions contained in some of the documents described in this prospectus, but reference is made to the actual documents for complete information. All of the summaries are qualified in their entirety by the actual documents. Copies of some of the documents referred to herein have been filed, will be filed, or will be incorporated by reference as exhibits to the registration statement of which this prospectus is a part, and you may obtain copies of those documents as described in the section titled “Available Information.”
    You should rely only on the information included or incorporated by reference in this prospectus, any prospectus supplement or in any free writing prospectus prepared by or on behalf of us or to which we have referred you. We have not authorized any dealer, salesperson or other person to provide you with different information or to make representations as to matters not stated in this prospectus or in any free writing prospectus prepared by or on behalf of us or to which we have referred you. We take no responsibility for, and can provide no assurance as to the reliability of, any other information that others may give you. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus, any applicable prospectus supplement and any free writing prospectus prepared by or on behalf of us or to which we have referred you do not constitute an offer to sell, or a solicitation of an offer to buy, any securities by any person in any jurisdiction where it is unlawful for that person to make such an offer or solicitation or to any person in any jurisdiction to whom it is unlawful to make such an offer or solicitation. You should not assume that the information included or incorporated by reference in this prospectus or any prospectus supplement or in any such free writing prospectus is accurate as of any date other than their respective dates.
ii

PROSPECTUS SUMMARY
    This summary highlights some of the information included elsewhere in this prospectus or incorporated by reference. It is not complete and may not contain all of the information that you may want to consider before investing in our securities. You should carefully read the entire prospectus, the applicable prospectus supplement, and any related free writing prospectus, including the risks of investing in our securities discussed in the section titled “Risk Factors” in the applicable prospectus supplement and any related free writing prospectus, and under similar headings in the other documents that are incorporated by reference into this prospectus. Before making your investment decision, you should also carefully read the information incorporated by reference into this prospectus, including our financial statements and related notes, and the exhibits to the registration statement of which this prospectus is a part.
    Throughout this prospectus, we refer to OFS Capital Corporation and its consolidated subsidiaries as the “Company,” “we,” “us” or “our;” OFS Capital Management, LLC as “OFS Advisor” or the “Advisor;” and OFS Capital Services, LLC as “OFS Services” or the “Administrator.”
Defined Terms
We have used “we,” “us,” “our,” “our company,” and “the Company” to refer to OFS Capital Corporation in this prospectus. We also have used several other terms in this report, which are explained or defined below:

1940 Act	Investment Company Act of 1940, as amended
Administration Agreement	Administration Agreement between the Company and OFS Services dated November 7, 2012
Advisers Act	Investment Advisers Act of 1940, as amended
Affiliated Account	An account, other than the Company, managed by OFS Advisor or an affiliate of OFS Advisor
Affiliated Fund	Certain other funds, including other BDCs and registered investment companies managed by OFS Advisor
Annual Distribution Requirement	Distributions to our stockholders, for each taxable year, of at least 90% of our ICTI
ASC	Accounting Standards Codification, as issued by the FASB
ASC Topic 820	ASC Topic 820, “Fair Value Measurements and Disclosures”
ASC Topic 946	ASC Topic 946, “Financial Services-Investment Companies”
ASU	Accounting Standards Updates, as issued by the FASB
BDC	Business Development Company under the 1940 Act
BLA	Business Loan Agreement, as amended, with Pacific Western Bank, as lender, which provides the Company with a senior secured revolving credit facility
BNP Facility	A secured revolving credit facility that provides for borrowings in an aggregate principal amount up to $150,000,000 issued pursuant to a Revolving Credit and Security Agreement by and among OFSCC-FS, the lenders from time to time parties thereto, BNP Paribas, as administrative agent, OFSCC-FS Holdings, LLC, a wholly owned subsidiary of the Company, as equityholder, the Company, as servicer, Citibank, N.A., as collateral agent and Virtus Group, LP, as collateral administrator
Board	The Company’s board of directors
CIM RACR Advisor	CIM Capital IC Management, LLC, registered investment advisor under the Advisers Act
CIM RACR	CIM Real Assets & Credit Fund, a Delaware statutory trust and a non-diversified, closed-end management investment company, registered under the 1940 Act, that continuously offers its common shares of beneficial interest and is operated as an “interval fund” for whom CIM RACR Advisor serves as investment adviser and OFS Advisor serves as an investment sub-adviser
CLO	Collateralized loan obligation
Code	Internal Revenue Code of 1986, as amended
Company	OFS Capital Corporation and its consolidated subsidiaries
Direct Investment	A debt or equity investment in a portfolio company, excluding Structured Finance Notes
DRIP	Distribution reinvestment plan
EBITDA	Earnings before interest, taxes, depreciation, and amortization
Exchange Act	Securities Exchange Act of 1934, as amended
FASB	Financial Accounting Standards Board
FDIC	Federal Deposit Insurance Corporation
GAAP	Accounting principles generally accepted in the United States

HPCI	Hancock Park Corporate Income, Inc., a Maryland corporation and non-traded BDC for whom OFS Advisor serves as investment adviser
ICTI	Investment company taxable income, which is generally net ordinary income plus net short-term capital gains in excess of net long-term capital losses
Indicative Prices	Market quotations, prices from pricing services or bids from brokers or dealers
Investment Advisory Agreement	Investment Advisory and Management Agreement between the Company and OFS Advisor dated November 7, 2012
IPO	Initial Public Offering
LIBOR	London Interbank Offered Rate
NAV	Net Asset Value
Net Loan Fees	The cumulative amount of fees, such as discounts, premiums and amendment fees that are deferred and recognized as income over the life of the loan.
OCCI	OFS Credit Company, Inc., a Delaware corporation and a non-diversified, closed-end management investment company for whom OFS Advisor serves as investment adviser
Offering	Follow-on public offering of 3,625,000 shares of our common stock in April 2017
OFS	The collective activities and operations of OFSAM, its subsidiaries, and certain affiliates
OFS Advisor	OFS Capital Management, LLC, a wholly owned subsidiary of OFSAM and registered investment advisor under the Advisers Act
OFSC	Orchard First Source Capital, Inc., a wholly owned subsidiary of OFSAM
OFS Services	OFS Capital Services, LLC, a wholly owned subsidiary of OFSAM and affiliate of OFS Advisor
OFSAM	Orchard First Source Asset Management, LLC, a full-service provider of capital and leveraged finance solutions to U.S. corporations
OFSCC-FS	OFSCC-FS, LLC, an indirect wholly owned subsidiary of the Company
OFSCC-FS Assets	Assets held by the Company through OFSCC-FS
OFSCC-MB	OFSCC-MB, Inc., a wholly owned subsidiary taxed under subchapter C of the Code and generally holds the equity investments of the Company that are taxed as pass-through entities
OID	Original issue discount
Order	An exemptive relief order from the SEC to permit us to co-invest in portfolio companies with Affiliated Funds in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors, subject to compliance with certain conditions
Parent	OFS Capital Corporation
PIK	Payment-in-kind, non-cash interest or dividends payable as an addition to the loan or equity security producing the income.
Portfolio Company Investment	A debt or equity investment in a portfolio company. Portfolio Company Investments exclude Structured Finance Notes
Prime Rate	United States Prime interest rate
PWB Credit Facility	Senior secured revolving credit facility between the Company and Pacific Western Bank, as lender
Reunderwriting Analysis	A discount rate method based upon a hypothetical recapitalization of the entity given its current operating performance and current market condition
RIC	Regulated investment company under the Code
SBA	U.S. Small Business Administration
SBIC	A fund licensed under the SBA small business investment company program
SBIC Acquisition	The Company’s acquisition of the remaining ownership interests in SBIC I LP and OFS SBIC I GP, LLC on December 4, 2013
SBIC Act	Small Business Investment Act of 1958, as amended
SBIC I LP	OFS SBIC I, LP, a wholly owned SBIC subsidiary of the Company
SBIC I GP	OFS SBIC I GP, LLC
SEC	U.S. Securities and Exchange Commission
Securities Act	Securities Act of 1933, as amended
Secured Revolver Amendment	The amended Business Loan Agreement with Pacific Western Bank, as lender, dated February 17, 2021

Staffing Agreement	Staffing Agreement between OFS Advisor and OFSC dated November 7, 2012
Stock Repurchase Program	The open market stock repurchase program for shares of the Company’s common stock under Rule 10b-18 of the Exchange Act
Structured Finance Notes	CLO mezzanine debt and CLO subordinated debt positions
Synthetic Rating Analysis	A discount rate method that assigns a surrogate debt rating to the entity based on known industry standards for assigning such ratings and then estimates the discount rate based on observed market yields for actual rated debt
Transaction Price	The cost of an arm’s length transaction occurring in the same security
Unsecured Notes	The combination of the Unsecured Notes Due September 2023, the Unsecured Notes Due April 2025, the Unsecured Notes Due October 2025 and the Unsecured Notes Due October 2026
Unsecured Notes Due April 2025	The Company’s $50.0 million aggregate principal amount of 6.375% notes due April 30, 2025
Unsecured Notes Due October 2025	The Company’s $48.5 million aggregate principal amount of 6.5% notes due October 30, 2025
Unsecured Notes Due October 2026	The Company’s $54.3 million aggregate principal amount of 5.95% notes due October 31, 2026
Unsecured Notes Due September 2023	The Company’s $25.0 million aggregate principal amount of 6.25% notes due September 30, 2023
Unsecured Notes Due February 2026	The Company’s $125 million aggregate principal amount of 4.75% notes due February 10, 2026

OFS Capital Corporation
    We are an externally managed, closed-end, non-diversified management investment company and have elected to be treated as a BDC under the 1940 Act, which imposes certain investment restrictions on our portfolio. We were formed as a Delaware corporation on November 7, 2011. Our investment objective is to provide our stockholders with both current income and capital appreciation primarily through debt investments and, to a lesser extent, equity investments. Our investment strategy is to maintain a credit investment portfolio focused primarily on investments in middle-market companies in the United States. We use the term “middle-market” to refer to companies that may exhibit one or more of the following characteristics: number of employees between 150 and 2,000; revenues between $15 million and $300 million; annual EBITDA, between $5 million and $50 million; generally, private companies owned by private equity firms or owners/operators; and enterprise value between $10 million and $500 million. For additional information about how we define the middle-market, see “Item 1. Business —General—Investment Criteria/Guidelines” in our most recent Annual Report on Form 10-K.
As of December 31, 2020, we had loans to 49 portfolio companies, of which 95% were senior secured loans and 5% were subordinated loans, at fair value, as well as equity investments in 10 of these portfolio companies. We also held equity investments in 13 portfolio companies in which we did not hold a debt investment, 12 investments in Structured Finance Notes, which included 9 investments in subordinated notes and 3 investments in mezzanine debt tranches of CLOs.
Our investment strategy focuses primarily on investments in middle-market companies in the United States, including senior secured loans, which includes first-lien, second-lien and unitranche loans, as well as subordinated loans and, to a lesser extent, warrants and other equity securities. Our investments may be directly originated or may be purchased in the U.S. leveraged loan market for Broadly Syndicated Loans (as defined below). As a BDC, we must not acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our assets, as defined by the 1940 Act, are qualifying assets (with certain limited exceptions). Qualifying assets include investments in “eligible portfolio companies.” Under the relevant SEC rules, the term “eligible portfolio company” includes all private companies, companies whose securities are not listed on a national securities exchange, and certain public companies that have listed their securities on a national securities exchange and have a market capitalization of less than $250 million, in each case organized in the United States. Conversely, we may invest up to 30% of our portfolio in opportunistic investments not otherwise eligible under BDC regulations. Specifically, as part of this 30% basket, we may consider investments in investment funds that are operating pursuant to certain exceptions to the 1940 Act and in advisers to similar investment funds, as well as in debt or equity of middle-market portfolio companies located outside of the United States and debt and equity of public companies that do not meet the definition of eligible portfolio companies because their market capitalization of publicly traded equity securities exceeds the levels provided for in the 1940 Act. We have made, and may continue to make, opportunistic investments in Structured Finance Notes and other non-qualifying assets, consistent with our investment strategy.
We have executed our investment strategy, in part, through SBIC I LP, a licensee under the SBA’s SBIC program, which is subject to SBA regulations and policies, including periodic audits by the SBA. On a stand-alone basis, SBIC I LP held approximately $223.8 million and $249.6 million in assets, or approximately 46% and 46% of our total consolidated assets, at December 31, 2020 and 2019, respectively. As part of our plans to focus on lower-yielding, first lien senior secured loans to larger borrowers, which we believe will improve our overall risk profile, SBIC I LP is repaying over time its outstanding SBA debentures prior to the scheduled maturity dates of its debentures. We do not expect to make new investments through SBIC I LP, other than follow-on investments. We believe that investing in more senior loans to larger borrowers is consistent with our view of the private loan market and will reduce our overall leverage on a consolidated basis. For additional information regarding the regulation of SBIC I LP, see “Item 1. Business—Regulation—Small Business Investment Company Regulation” in our most recent Annual Report on Form 10-K.
    Our investment activities are managed by OFS Advisor and supervised by our Board, a majority of whom are independent of us, OFS Advisor and its affiliates. Under the Investment Advisory Agreement, we have agreed to pay OFS Advisor an annual base management fee based on the average value of our total assets (other than cash and cash equivalents but including assets purchased with borrowed funds and including assets owned by any consolidated entity) as well as an incentive fee based on our investment performance. We have elected to exclude from the base management fee calculation any base management fee that would be owed in respect of the intangible assets resulting from the SBIC Acquisition. OFS Advisor also serves as the investment adviser, sub-adviser or collateral manager to CLO funds and other assets, including HPCI, a non-traded BDC with an investment strategy similar to ours, and OCCI, an externally managed, closed-end management investment company that has registered as an investment company under the 1940 Act that primarily invests in CLO debt and Structured Finance Notes. Additionally, OFS Advisor provides sub-advisory services to CMFT Securities Investments, LLC, a wholly owned subsidiary of CIM Real Estate Finance Trust, Inc., a corporation that qualifies as a real estate investment trust and CIM Real Assets & Credit Fund, an externally managed registered investment company that operates as an interval fund that invests primarily in a combination of real estate, credit and related investments. OFS Advisor will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. See “Item 1. Business—Conflicts of Interest” in our most recent Annual Report on Form 10-K for additional information.
    Also, we have entered into an Administration Agreement with OFS Services. Under our Administration Agreement, we have agreed to reimburse OFS Services for our allocable portion (subject to the review and approval of our independent directors) of overhead and other expenses incurred by OFS Services in performing its obligations under the Administration Agreement.
    As a BDC, we must not acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our assets, as defined by the 1940 Act, are qualifying assets (with certain limited exceptions). Qualifying assets include investments in “eligible portfolio companies.” Under the relevant SEC rules, the term “eligible portfolio company” generally includes private companies, companies whose securities are not listed on a national securities exchange, and certain public companies that have listed their securities on a national securities exchange and have a market capitalization of less than $250 million, in each case organized in the United States.
A BDC is generally not permitted to incur indebtedness unless immediately after such borrowing it has an asset coverage ratio for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). However, Section 61(a)(2) of the 1940 Act permits BDCs to be subject to a minimum asset coverage ratio of 150%, if specific conditions are satisfied, when issuing senior securities (i.e., the amount of debt may not exceed 66 2/3% of the value of our assets). As an approximation, prior to the enactment of certain amendments to the 1940 Act, the most that a BDC could borrow for investment purposes was $1 for every $1 of investor equity. Now, for those BDCs that satisfy the 1940 Act’s approval and disclosure requirements and become subject to the reduced asset coverage ratio, the BDC can borrow $2 for investment purposes for every $1 of investor equity.
On May 3, 2018, our Board, including a “required majority” (as such term is defined in Section 57(o) of the 1940 Act) of the Board, approved the application of the modified asset coverage requirements and, as a result, the asset coverage ratio test applicable to us decreased from 200% to 150%, effective May 3, 2019. Additionally, we received exemptive relief from the SEC effective November 26, 2013, which allows us to exclude our SBA guaranteed debentures from the definition of senior securities in the statutory asset coverage ratio under the 1940 Act. As of December 31, 2020, our asset coverage ratio was 176%.
We may borrow money when the terms and conditions available are favorable to do so and are aligned with our investment strategy and portfolio composition. The use of borrowed funds or the proceeds of preferred stock to make investments would have its own specific benefits and risks, and all of the costs of borrowing funds or issuing preferred stock would be borne by holders of our common stock.
    As a BDC, we are generally not permitted to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value per share of our common stock if our Board determines that such sale is in the best interests of us and our stockholders, and if our stockholders approve such sale. On June 23, 2020, our stockholders approved a proposal to authorize us, with approval of our Board, to sell or otherwise issue shares of our common stock (during a twelve-month period) at a price below our then-current net asset value per share in one or more offerings, subject to certain limitations (including that the cumulative number of shares sold pursuant to such authority does not exceed 25% of our then outstanding common stock immediately prior to each such sale).
We have elected to be treated for tax purposes as a RIC under Subchapter M of the Code. To continue to qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements. Pursuant to this election, we generally will not have to pay corporate-level taxes on any income we distribute to our stockholders.

Organizational Structure

Orchard First Source Asset Management, LLC (OFSAM)
Public Investors
77.9%
22.1%
100%
100%
100%
Administration Agreement
OFS Capital Services, LLC (OFS Services)
OFS Capital Management, LLC (OFS Advisor)
Orchard First Source Capital, Inc. (OFSC)
Investment Advisory Agreement
OFS Capital Corporation
Staffing Agreement
Staffing Agreement
100%
100%
99%
100%
OFSCC - MB, Inc.
OFSCC - FS, Holdings, LLC
OFS SBIC I, LP (SBIC I LP)
OFS SBIC I GP, LLC
100%
OFSCC - FS, LLC
1%

About OFS and Our Advisor
    OFS (which refers to the collective activities and operations of OFSAM and its subsidiaries and certain affiliates) is a full-service provider of capital and leveraged finance solutions to U.S. corporations. As of December 31, 2020, OFS had 50 full-time employees. OFS is headquartered in Chicago, Illinois and also has offices in New York, New York and Los Angeles, California.
    Our investment activities are managed by OFS Advisor, our investment adviser. OFS Advisor is responsible for sourcing potential investments, conducting research and diligence on potential investments and equity sponsors, analyzing investment opportunities, structuring our investments and monitoring our investments and portfolio companies on an ongoing basis. As our investment adviser, OFS Advisor allocates investment opportunities among us and any other clients fairly and equitably over time in accordance with its allocation policy. OFS Advisor is a registered investment adviser under the Advisers Act and a wholly-owned subsidiary of OFSAM.
    Our relationship with OFS Advisor is governed by and dependent on the Investment Advisory Agreement and may be subject to conflicts of interest. OFS Advisor provides us with advisory services in exchange for a base management fee and incentive fee; see “Management and Other Agreements—Investment Advisory Agreement” in this Prospectus. The base management fee is based on our total assets (other than cash and cash equivalents, and the intangible asset and goodwill resulting from the SBIC Acquisition, but including assets purchased with borrowed funds and assets owned by any consolidated entity) and, therefore, OFS Advisor will benefit when we incur debt or use leverage. Our Board is charged with protecting our interests by monitoring how OFS Advisor addresses these and other conflicts of interest associated with its management services and compensation. While our Board is not expected to review or approve each borrowing or incurrence of leverage, our independent directors periodically review OFS Advisor’s services and fees as well as its portfolio management decisions and portfolio performance.
    OFS Advisor has entered into the Staffing Agreement with OFSC, a wholly-owned subsidiary of OFSAM. Under the Staffing Agreement, OFSC makes experienced investment professionals available to OFS Advisor and provides access to the senior investment personnel of OFS and its affiliates. The Staffing Agreement provides OFS Advisor with access to deal flow generated by OFS and its affiliates in the ordinary course of their businesses and commits the members of OFS Advisor’s investment committee to serve in that capacity. As our investment adviser, OFS Advisor is obligated to allocate investment opportunities among us and any other clients fairly and equitably over time in accordance with its allocation policy.
    OFS Advisor capitalizes on the deal origination and sourcing, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of OFS’s professionals. The senior management team of OFS, including Bilal Rashid and Jeffrey Cerny, provides services to OFS Advisor. These managers have developed a broad network of contacts within the investment community and possess an average of over 20 years of experience investing in debt and equity securities of middle-market companies. In addition, these managers have extensive experience investing in assets that constitute our primary focus and have expertise in investing across all levels of the capital structure of middle-market companies. See “Portfolio Management” in this Prospectus for additional information regarding our portfolio managers.
OFS Advisor has been engaged by CIM RACR Advisor to act as an investment sub-adviser to CIM RACR. OFS Advisor is an affiliate of CIM RACR Advisor. CIM RACR is operated as an “interval fund” and its investment objective is to generate current income through cash distributions and preserve shareholders’ capital across various market cycles, with a secondary objective of capital appreciation.
Our Administrator
    We do not have any direct employees, and our day-to-day investment operations are managed by OFS Advisor. We have a chief executive officer, chief financial officer, chief compliance officer, chief accounting officer, corporate secretary and, to the extent necessary, our Board may elect to appoint additional officers going forward. Our officers are employees of OFSC, an affiliate of OFS Advisor, and a portion of the compensation paid to our officers is paid by us pursuant to the Administration Agreement. All of our executive officers are also officers of OFS Advisor.
OFS Services, an affiliate of OFS Advisor, provides the administrative services necessary for us to operate. OFS Services furnishes us with office facilities and equipment, necessary software licenses and subscriptions and clerical, bookkeeping and recordkeeping services at such facilities. OFS Services oversees our financial reporting as well as prepares our reports to stockholders and all other reports and materials required to be filed with the SEC or any other regulatory authority. OFS Services also manages the determination and publication of our net asset value and the preparation and filing of our tax returns and generally monitors the payment of our expenses and the performance of administrative and professional services rendered to us by others. OFS Services may retain third parties to assist in providing administrative services to us. To the extent that OFS Services outsources any of its functions, we will pay the fees associated with such functions at cost, on a direct basis.
Market Opportunity
    For information on the market opportunity for investment strategy, please see the section titled “Item 1. Business—Market Opportunity” in our most recent Annual Report on Form 10-K, which is incorporated by reference into this prospectus in its entirety.
Conflicts of Interests
    BDCs generally are prohibited under the 1940 Act from knowingly participating in certain transactions with their affiliates without the prior approval of their independent directors and, in some cases, of the SEC. Those transactions include purchases and sales, and so-called “joint” transactions, in which a BDC and one or more of its affiliates engage in certain types of profit-making activities. Any person that owns, directly or indirectly, five percent or more of a BDC’s outstanding voting securities will be considered an affiliate of the BDC for purposes of the 1940 Act, and a BDC generally is prohibited from engaging in purchases from, sales of assets to, or joint transactions with, such affiliates, absent the prior approval of the BDC’s independent directors. Additionally, without the approval of the SEC, a BDC is prohibited from engaging in purchases from, sales of assets to, or joint transactions with, the BDC’s officers, directors, and employees, and advisor (and its controlled affiliates).
     BDCs may, however, invest alongside certain related parties or their respective other clients in certain circumstances where doing so is consistent with current law and SEC staff interpretations. For example, a BDC may invest alongside such accounts consistent with guidance promulgated by the SEC staff permitting us and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that the BDC’s advisor, acting on the BDC’s behalf and on behalf of other clients, negotiates no term other than price. Co-investment with such other accounts is not permitted or appropriate under this guidance when there is an opportunity to invest in different securities of the same issuer or where the different investments could be expected to result in a conflict between the BDC’s interests and those of other accounts.

Co-Investment with Affiliates
The 1940 Act generally prohibits BDCs from making certain negotiated co-investments with certain affiliates absent an order from the SEC permitting the BDC to do so. On August 4, 2020, we received exemptive relief from the SEC to permit us to co-invest in portfolio companies with Affiliated Funds in a manner consistent with the Order. The Order superseded a previous order we received on October 12, 2016 and provides us with greater flexibility to enter into co-investment transactions with Affiliated Funds. Pursuant to the Order, we are generally permitted to co-invest with Affiliated Funds if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transactions, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching in respect of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies.
In addition, pursuant to an exemptive order issued by the SEC on April 8, 2020 and applicable to all BDCs, through December 31, 2020, we were permitted, subject to the satisfaction of certain conditions, to co-invest in our existing portfolio companies with certain affiliates even if such other funds had not previously invested in such existing portfolio company. Without this order, affiliated funds would not be able to participate in such co-investments with us unless the affiliated funds had previously acquired securities of the portfolio company in a co-investment transaction with us. Although the conditional exemptive order has expired, the SEC’s Division of Investment Management has indicated that until March 31, 2022, it will not recommend enforcement action, to the extent that any BDC with an existing coinvestment order continues to engage in certain transactions described in the conditional exemptive order, pursuant to the same terms and conditions described therein.
When we invest alongside Affiliated Accounts, OFS Advisor will, to the extent consistent with applicable law, regulatory guidance, or the Order, allocate investment opportunities in accordance with its allocation policy. Under this allocation policy, if two or more investment vehicles with similar or overlapping investment strategies are in their investment periods, an available opportunity will be allocated based on the provisions governing allocations of such investment opportunities in the relevant organizational, offering or similar documents, if any, for such investment vehicles. In the absence of any such provisions, OFS Advisor will consider the following factors and the weight that should be given with respect to each of these factors:
•investment guidelines and/or restrictions, if any, set forth in the applicable organizational, offering or similar documents for the investment vehicles;
•the status of tax restrictions and tests and other regulatory restrictions and tests;
•risk and return profile of the investment vehicles;
•suitability/priority of a particular investment for the investment vehicles;
•if applicable, the targeted position size of the investment for the investment vehicles;
•level of available cash for investment with respect to the investment vehicles;
•total amount of funds committed to the investment vehicles; and
•the age of the investment vehicles and the remaining term of their respective investment periods, if any.
When not relying on the Order, priority as to opportunities will generally be given to clients that are in their “ramp-up” period, or the period during which the account has yet to reach sufficient scale such that its investment income covers its operating expenses, over the accounts that are outside their ramp-up period but still within their investment or re-investment periods. However, application of one or more of the factors listed above, or other factors determined to be relevant or appropriate, may result in the allocation of an investment opportunity to a fund no longer in its ramp-up period over a fund that is still within its ramp-up period.
In situations where co-investment with Affiliated Accounts is not permitted or appropriate, OFS Advisor will need to decide which account will proceed with the investment. The decision by OFS Advisor to allocate an opportunity to another entity could cause us to forego an investment opportunity that we otherwise would have made. These restrictions, and similar restrictions that limit our ability to transact business with our officers or directors or their affiliates, may limit the scope of investment opportunities that would otherwise be available to us. See “Related-Party Transactions and Certain Relationships” in our most recent Definitive Proxy Statement on Schedule 14A (Annual Meeting).
Conflicts Related to Portfolio Investments
     Conflicts may arise when we make an investment in conjunction with an investment being made by an Affiliated Account, or in a transaction where an Affiliated Account has already made an investment. Investment opportunities are, from time to time, appropriate for more than one account in the same, different or overlapping securities of a portfolio company’s capital structure. Conflicts arise in determining the terms of investments, particularly where these accounts may invest in different types of securities in a single portfolio company. Questions arise as to whether payment obligations and covenants should be enforced, modified or waived, or whether debt should be restructured, modified or refinanced.
    We may invest in debt and other securities of companies in which Affiliated Accounts hold those same securities or different securities, including equity securities. In the event that such investments are made by us, our interests will at times conflict with the interests of such Affiliated Accounts, particularly in circumstances where the underlying company is facing financial distress. Decisions about what action should be taken, particularly in troubled situations, raise conflicts of interest, including, among other things, whether or not to enforce claims, whether or not to advocate or initiate a restructuring or liquidation inside or outside of bankruptcy, and the terms of any work-out or restructuring. The involvement of Affiliated Accounts at both the equity and debt levels could inhibit strategic information exchanges among fellow creditors, including among us or Affiliated Accounts. In certain circumstances, we or an Affiliated Account may be prohibited from exercising voting or other rights and may be subject to claims by other creditors with respect to the subordination of their interest.
    In the event that we or an Affiliated Account has a controlling or significantly influential position in a portfolio company, that account may have the ability to elect some or all of the board of directors of such a portfolio company, thereby controlling the policies and operations of such portfolio company, including the appointment of management, future issuances of securities, payment of dividends, incurrence of debt and entering into extraordinary transactions. In addition, a controlling account is likely to have the ability to determine, or influence, the outcome of operational matters and to cause, or prevent, a change in control of such a company. Such management and operational decisions may, at times, be in direct conflict with other accounts that have invested in the same portfolio company that do not have the same level of control or influence over the portfolio company.
    If additional capital is necessary as a result of financial or other difficulties, or to finance growth or other opportunities, the accounts may or may not provide such additional capital, and if provided each account will supply such additional capital in such amounts, if any, as determined by OFS Advisor. In addition, a conflict arises in allocating an investment opportunity if the potential investment target could be acquired by us, an Affiliated Account, or a portfolio company of an Affiliated Account. Investments by more than one account of OFS Advisor or its affiliates in a portfolio company also raise the risk of using assets of an account of OFS Advisor or its affiliates to support positions taken by other accounts of OFS Advisor or its affiliates, or that an account may remain passive in a situation in which it is entitled to vote. In addition, there may be differences in timing of entry into, or exit from, a portfolio company for reasons such as differences in strategy, existing portfolio or liquidity needs, different account mandates or fund differences, or different securities being held. These variations in timing may be detrimental to us.
    The application of our or an Affiliated Account’s governing documents and the policies and procedures of OFS Advisor are expected to vary based on the particular facts and circumstances surrounding each investment by two or more accounts, in particular when those accounts are in different classes of an issuer’s capital structure (as well as across multiple issuers or borrowers within the same overall capital structure) and, as such, there may be a degree of variation and potential inconsistencies, in the manner in which potential or actual conflicts are addressed.
Legal Proceedings
    We, OFS Advisor and OFS Services, are not currently subject to any material pending legal proceedings threatened against us as of December 31, 2020. From time to time, we may be a party to certain legal proceedings incidental to the normal course of our business including the enforcement of our rights under contracts with our portfolio companies. Furthermore, third parties may try to seek to impose liability on us in connection with the activities of our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our business, financial condition, results of operations or cash flows.
General Information
Our principal executive offices are located at 10 S. Wacker Drive, Suite 2500, Chicago, IL, 60606, and our telephone number is (847) 734-2000. Information contained in our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.
We file annual, quarterly and current periodic reports, proxy statements and other information with the SEC under the Exchange Act of 1934. The SEC maintains an Internet website, at www.sec.gov, that contains reports, proxy and information statements, and other information regarding issuers, including us, who file documents electronically with the SEC.

Risks
    Investing in our securities may be speculative and involves certain risks relating to our structure and our investment objective that you should consider before deciding whether to invest. For a more detailed discussion of material risks you should carefully consider before deciding to invest in our securities, see the section titled “Risk Factors” in this prospectus, in the applicable prospectus supplement and in any free writing prospectuses we have authorized for use in connection with a special offering, and under similar headings in the documents that are incorporated by reference into this prospectus, including the section tilted “Risk Factors” included in our most recent Annual Report on Form 10-K, as well as any subsequent SEC filings. Risks involved in an investment in us include:
We are subject to risks related to our business and structure.
•Global economic, political and market conditions may adversely affect our business, results of operations and financial condition, including our revenue growth and profitability.
•Due to the COVID-19 pandemic or other disruptions in the economy, we may reduce, defer or eliminate our dividends and choose to incur US federal excise tax in order preserve cash and maintain flexibility.
•Historical data regarding our business, results of operations, financial condition and liquidity does not reflect the impact of the COVID-19 pandemic and related containment measures and therefore does not purport to be representative of our future performance.
•We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us.
•Our investment portfolio is recorded at fair value, with our Board having final responsibility for overseeing, reviewing and determining, in accordance with the 1940 Act, the fair value of our investments. As a result, there will be uncertainty as to the value of our portfolio investments.
•Our financial condition and results of operations depend on OFS Advisor’s ability to effectively manage and deploy capital, and we are dependent upon the OFS senior professionals for our future success and upon their access to the investment professionals and partners of OFSAM and its affiliates.
•OFS Advisor and OFS Services each has the right to resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.
•There are significant potential conflicts of interest which could impact our investment returns.
•Our incentive fee structure may incentivize OFS Advisor to pursue speculative investments, use leverage when it may be unwise to do so, refrain from de-levering when it would otherwise be appropriate to do so, or include optimistic assumptions in the determination of net investment income.
•A general increase in interest rates may have the effect of making it easier for OFS Advisor to receive incentive fees, without necessarily resulting in an increase in our net earnings.
•OFS Advisor’s liability is limited under the Investment Advisory Agreement, and we have agreed to indemnify OFS Advisor against certain liabilities, which may lead OFS Advisor to act in a riskier manner on our behalf than it would when acting for its own account.
•We may not replicate the historical results achieved by OFSAM or other entities managed or sponsored by OFSAM and its other affiliates.
•Our Board may change our operating policies and strategies without stockholder approval, the effects of which may be adverse.
•We will be subject to corporate-level U.S. federal income tax if we are unable to maintain our tax treatment as a RIC.
•Our subsidiaries and portfolio companies may be unable to make distributions to us that will enable us to meet RIC requirements, which could result in the imposition of an entity-level tax.
•We may choose to pay distributions in our own common stock, in which case, our stockholders may be required to pay U.S. federal income taxes in excess of the cash distributions they receive.
•Because we expect to distribute substantially all of our ordinary income and net realized capital gains to our stockholders, we may need additional capital to finance the acquisition of new investments and such capital may not be available on favorable terms, or at all.

•Significant stockholders may control the outcome of matters submitted to our stockholders or adversely impact the market price of our securities.
•Our ability to enter into transactions with our affiliates is restricted, which may limit the scope of investments available to us.
•Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.
We are subject to risks related to our investments.
•Events outside of our control, including public health crises, have negatively affected and will continue to negatively affect our investments and our results of operations.
•Our investments in private and middle-market portfolio companies are generally considered lower credit quality obligations, are risky, and we could lose all or part of our investment.
•Our investments in Structured Finance Notes carry additional risks to the risks associated with investing in private debt. risks.
•Our investments in Structured Finance Notes are more likely to suffer a loss of all or a portion of their value in the event of a default.
•We are a non-diversified management investment company within the meaning of the 1940 Act, and therefore we are not limited by the 1940 Act with respect to the proportion of our assets that may be invested in securities of a single issuer.
•If we make subordinated investments, the obligors or the portfolio companies may not generate sufficient cash flow to service their debt obligations to us.
•Uncertainty relating to the LIBOR calculation process may adversely affect the value of any portfolio of LIBOR-indexed, floating-rate debt securities.
We are subject to risks relating to our securities.
•Due to the recent COVID-19 pandemic, our shares of common stock have traded and could continue to trade at a discount from NAV.
•Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.
•Our common stock may trade below its net asset value per share, which limits our ability to raise additional equity capital.
•There is a risk that stockholders may not receive distributions or that our distributions may not grow over time and a portion of our distributions may be a return of capital.We are subject to risks related to our business and structure.

FEES AND EXPENSES
The information in “Item 5. Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities” in our most recent Annual Report on Form 10-K is incorporated by reference herein.

FINANCIAL HIGHLIGHTS
The information in “Item 5. Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities” in our most recent Annual Report on Form 10-K is incorporated by reference herein.

SELECTED FINANCIAL AND OTHER INFORMATION
The information in “Item 6. Selected Financial Data” of our most recent Annual Report on Form 10-K is incorporated by reference herein.

RISK FACTORS
    Investing in our securities involves a high degree of risk. Before deciding whether to invest in our securities, you should carefully consider the risks and uncertainties described in the section titled “Risk Factors” in the applicable prospectus supplement and any related free writing prospectus, and discussed in the section titled “Item 1A. Risk Factors” in our most recent Annual Report on Form 10-K and in our most recent Quarterly Report on Form 10-Q, which are incorporated by reference into this prospectus in their entirety, together with other information in this prospectus, the documents incorporated by reference, and any free writing prospectus that we may authorize for use in connection with this offering. The risks described in these documents are not the only risks we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business. Past financial performance may not be a reliable indicator of future performance, and historical trends should not be used to anticipate results or trends in future periods. If any of these risks actually occurs, our business, reputation, financial condition, results of operations, revenue, and future prospects could be seriously harmed. This could cause our net asset value and the trading price of our securities to decline, resulting in a loss of all or part of your investment. Please also read carefully the section titled “Special Note Regarding Forward-Looking Statements.”

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
    This prospectus, including the documents that we incorporate by reference herein, contains, and any applicable prospectus supplement or free writing prospectus, including the documents we incorporate by reference therein, may contain forward-looking statements, including statements regarding our future financial condition, business strategy, and plans and objectives of management for future operations. All statements other than statements of historical facts, including statements regarding our future results of operations or financial condition, business strategy and plans, and objectives of management for future operations, are forward-looking statements. The forward-looking statements contained or incorporated by reference in this prospectus and any applicable prospectus supplement or free writing prospectus may include statements as to:
•our ability and experience operating a BDC or an SBIC, or maintaining our tax treatment as a RIC under Subchapter M of the Code;
•our dependence on key personnel;
•our ability to maintain or develop referral relationships;
•our ability to replicate historical results;
•the ability of OFS Advisor to identify, invest in and monitor companies that meet our investment criteria;
•the belief that the carrying amounts of our financial instruments, such as cash, receivables and payables approximate the fair value of such items due to the short maturity of such instruments and that such financial instruments are held with high credit quality institutions to mitigate the risk of loss due to credit risk;
•actual and potential conflicts of interest with OFS Advisor and other affiliates of OFSAM;
•constraint on investment due to access to material nonpublic information;
•restrictions on our ability to enter into transactions with our affiliates;
•our ability to comply with SBA regulations and requirements;
•the use of borrowed money to finance a portion of our investments;
•the belief that our financing facilities will enable us to be competitive in our markets;
•our ability to incur additional leverage pursuant to the 1940 Act and the impact of such leverage on our net investment income and results of operations;
•competition for investment opportunities;
•our plans to focus on lower-yielding, first lien senior secured loans to larger borrowers and the impact on our risk profile, including our belief that the seniority of such loans in a borrower’s capital structure may provide greater downside protection against the impact of the coronavirus (“COVID-19”) pandemic;
•the percentage of investments that will bear interest on a floating rate or fixed rate basis;
•interest rate volatility, including the decommissioning of LIBOR;
•the ability of SBIC I LP to make distributions enabling us to meet RIC requirements;
•plans by SBIC I LP to repay its outstanding SBA debentures;
•our ability to raise debt or equity capital as a BDC;
•the timing, form and amount of any distributions from our portfolio companies;
•the impact of a protracted decline in the liquidity of credit markets on our business;
•changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets, including with respect to changes from the impact of the COVID-19 pandemic; the length and duration of the COVID-19 pandemic in the United States as well as worldwide and the magnitude of the economic impact of the outbreak; the effect of the COVID-19 pandemic on our business, financial condition, results of operations and cash flows and those of our portfolio companies (including the expectation that a shift from cash interest to PIK interest will result from concessions granted to borrowers due to the COVID-19 pandemic), including our and their ability to achieve our respective objectives; the effect of the disruptions caused by the COVID-19 pandemic on our ability to continue to effectively manage our business (including our belief that new loan activity in the market in which we operate has slowed) and on the availability of equity and debt capital and our use of borrowed money to finance a portion of our investments;
•the general economy and its impact on the industries in which we invest;
•the belief that we have sufficient levels of liquidity to support our existing portfolio companies and deploy capital in new investment opportunities;
•uncertain valuations of our portfolio investments, including our belief that reverting back to an equal weighting of the Reunderwriting Analysis method and Synthetic Rating Analysis method more accurately captures certain data related to the observed return of market liquidity and the historic correlative relationship between these markets;
•the belief that one or more of our investments can be restored to accrual status in the near term, or otherwise; and
•the effect of new or modified laws or regulations governing our operations.
    This prospectus and any prospectus supplement or free writing prospectus, and other statements that we may make, including those incorporated by reference into this prospectus, any applicable prospectus supplement or any free writing prospectus, may contain forward-looking statements with respect to future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “potential,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” or similar expressions.
    Discussions containing these forward-looking statements may be found in the sections titled “Business,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” incorporated by reference from our most recent Annual Report on Form 10-K, as well as any amendments filed with the SEC. We discuss in greater detail, and incorporate by reference into this prospectus in their entirety, many of these risks and uncertainties in the sections titled “Risk Factors” in the applicable prospectus supplement, in any free writing prospectus we may authorize for use in connection with a specific offering and in our most recent Annual Report on Form 10-K, as well as any amendments reflected in subsequent filings with the SEC. In addition, statements that we “believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based on information available to us as of the applicable date of this prospectus, free writing prospectus and documents incorporated by reference into this prospectus and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely on these statements.

USE OF PROCEEDS
    Unless otherwise specified in any applicable prospectus supplement or in any free writing prospectus we have authorized for use in connection with a specific offering, we intend to use the net proceeds from the sale of our securities for general corporate purposes, which include investing in debt and equity securities consistent with our investment objective and strategies, repayment of any outstanding indebtedness, acquisitions and other general corporate purposes.
    We anticipate that substantially all of the net proceeds of an offering of securities pursuant to this prospectus and any applicable prospectus supplement or free writing prospectus will be used for the above purposes within three months of any such offering, depending on the availability of appropriate investment opportunities consistent with our investment objective, but no longer than within six months of any such offerings.
    Pending such uses and investments, we will invest the remaining net proceeds primarily in cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment. The management fee payable by us to our investment adviser will not be reduced while our assets are invested in such securities. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of any offering, pending full investment, are held in lower yielding short-term instruments.
PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS
    The information in “Item 5. Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities” in our most recent Annual Report on Form 10-K is incorporated by reference herein.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
The information in “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our most recent Annual Report on Form 10-K is incorporated by reference herein.

SENIOR SECURITIES
    The information about our senior securities (including preferred stock, debt securities and other indebtedness) for each of the years ended December 31, 2020, 2019, 2018, 2017, 2016, 2015, 2014, 2013 and 2012 may be found in “Item 5. Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities” of our most recent Annual Report on Form 10-K, which is incorporated by reference herein. The report of KPMG LLP, an independent registered public accounting firm, on the Senior Securities table as of December 31, 2020 and 2019, and the report of BDO USA, LLP, our former independent registered public accounting firm, on the Senior Securities table as of December 31, 2018 and 2017, have been incorporated by reference as an exhibit to the registration statement of which this prospectus is a part.

BUSINESS
The information in “Item 1. Business” of our most recent Annual Report on Form 10-K is incorporated by reference herein.

PORTFOLIO COMPANIES
    The following tables set forth certain information as of December 31, 2020 regarding each portfolio company in which we had a debt or equity investment. The general terms of our loans and other investments are described in “The Company.” We offer to make available significant managerial assistance to our portfolio companies. In addition, we may receive rights to participate in or observe the board of directors’ meetings of our portfolio companies.

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)	Maturity	Principal Amount	Amortized Cost	Fair Value (3)	Percent of Net Assets
Non-control/Non-affiliate Investments
All Star Auto Lights, Inc. (4) 300 W Grant Street Orlando, FL 32806	Motor Vehicle Parts (Used) Merchant Wholesalers
Senior Secured Loan		8.50%	(L +7.50%)	8/20/2024	$14,293	$14,167	$13,581	8.5%

A&A Transfer, LLC 44175 Lavin Lane Chantilly, VA 20152	Construction and Mining (except Oil Well) Machinery and Equipment Merchant Wholesalers
Senior Secured Loan (15)		8.25%	(L +6.50%)	2/7/2025	16,632	16,427	16,798	10.6
Senior Secured Loan (Revolver) (5)		n/m (18)	(L +6.50%)	2/7/2025	—	(35)	(21)	—
					16,632	16,392	16,777	10.6
Bass Pro Group, LLC (14) (15) 2500 East Kearney Springfield, MO 65898	Sporting Goods Stores
Senior Secured Loan		5.75%	(L +5.00%)	9/25/2024	2,954	2,907	2,968	1.9

BayMark Health Services, Inc. 401 E Corporate Dr #220 Lewisville, TX 75057	Outpatient Mental Health and Substance Abuse Centers
Senior Secured Loan		9.25%	(L +8.25%)	3/1/2025	4,000	3,976	4,000	2.5

Community Intervention Services, Inc. (4) (6) (11) 1115 West Chestnut Street Brockton, MA 02301	Outpatient Mental Health and Substance Abuse Centers
Subordinated Loan		7.00% cash / 6.00% PIK	N/A	1/16/2021	10,225	7,639	105	0.1

Confie Seguros Holdings II Co. 6722 Orangethorpe Avenue, Suite 200 Buena Park, CA 90620	Insurance Agencies and Brokerages
Senior Secured Loan		8.73%	(L +8.50%)	11/1/2025	9,678	9,544	9,302	5.9

Connect U.S. Finco LLC (14) (15) 99 City Rd, Old Street London EC1Y 1AX, United Kingdom	Taxi Service
Senior Secured Loan		5.50%	(L +4.50%)	12/11/2026	1,985	1,976	1,997	1.3

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)	Maturity	Principal Amount	Amortized Cost	Fair Value (3)	Percent of Net Assets
Constellis Holdings, LLC (10) 12018 Sunrise Valley Drive, Suite 140 Reston, Virginia 20191	Other Justice, Public Order, and Safety Activities
Common Equity (20,628 common shares)						703	676	0.4

Convergint Technologies Holdings, LLC One Commerce Drive Schaumburg, IL 60173	Security Systems Services (except Locksmiths)
Senior Secured Loan		7.50%	(L +6.75%)	2/2/2026	3,481	3,437	3,390	2.1

Custom Truck One Source (14) (15) 7701 Independence Ave. Kansas City, MO 64125	Construction, Mining, and Forestry Machinery and Equipment Rental and Leasing
Senior Secured Loan		4.40%	(L +4.25%)	4/18/2025	$497	$496	$499	0.3%

Diamond Sports Group, LLC (14) (15) 10706 Beaver Dam Road Hunt Valley, Maryland 21030	Television Broadcasting
Senior Secured Loan		3.40%	(L +3.25%)	8/24/2026	1,975	1,977	1,758	1.1

DuPage Medical Group (15) 3743 Highland Ave. Downers Grove, 60515	Offices of Physicians, Mental Health Specialists
Senior Secured Loan		7.75%	(L +7.00%)	8/15/2025	10,098	10,159	10,098	6.4

Eblens Holdings, Inc. (20) 299 Industrial Lane Torrington, CT 06790	Shoe Store
Subordinated Loan (11)		12.00% cash / 1.00% PIK	N/A	1/13/2023	9,114	9,035	4,368	2.7
Common Equity (71,250 Class A units) (10)						713	—	—
					9,114	9,748	4,368	2.7
Envocore Holding, LLC (F/K/A LRI Holding, LLC) (4) 300 Frank W. Burr Blvd., Glenpointe Centre East 7th Floor Teaneck, MD 07666	Electrical Contractors and Other Wiring Installation Contractors
Senior Secured Loan		7.50% cash / 3.50% PIK	(L +7.50%)	6/30/2022	17,150	17,055	12,668	8.0
Preferred Equity (238,095 Series B units) (10)						300	—	—
Preferred Equity (13,315 Series C units) (10)						13	—	—
					17,150	17,368	12,668	8.0

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)	Maturity	Principal Amount	Amortized Cost	Fair Value (3)	Percent of Net Assets
Excelin Home Health, LLC 2001 Bryan Street, Suite 1800 Dallas, TX 75201	Home Health Care Services
Senior Secured Loan		11.50%	(L +9.50%)	4/25/2024	4,250	4,199	4,250	2.7

GGC Aerospace Topco L.P. 1740 Eber Rd Holland, OH 43528	Other Aircraft Parts and Auxiliary Equipment Manufacturing
Senior Secured Loan		9.75%	(L +9.50%)	9/8/2024	5,000	4,931	4,102	2.6
Common Equity (368,852 Class A units) (10)						450	166	0.1
Common Equity (40,984 Class B units) (10)						50	7	—
					5,000	5,431	4,275	2.7
Inergex Holdings, LLC 500 Seneca Street, Suite 620 Buffalo, NY 14204	Other Computer Related Services
Senior Secured Loan		8.00%	(L +7.00%)	10/1/2024	16,422	16,265	15,913	9.9
Senior Secured Loan (Revolver) (5)		n/m (18)	(L +7.00%)	10/1/2024	—	(18)	87	0.1
					16,422	16,247	16,000	10.0
Institutional Shareholder Services, Inc. 702 King Farm Boulevard, Suite 400 Rockville, MD 20850	Administrative Management and General Management Consulting Services
Senior Secured Loan		8.75%	(L +8.50%)	3/5/2027	$6,244	$6,099	$6,244	3.9%

Intouch Midco Inc. (15) 5650 Yonge Street Toronto, ON M2M 4H5	All Other Professional, Scientific, and Technical Services
Senior Secured Loan		4.90%	(L +4.75%)	8/24/2025	1,980	1,921	1,905	1.2

I&I Sales Group, LLC 1715 N. Westshore Blvd., Suite 200 Tampa, FL 33607	Marketing Consulting Services
Senior Secured Loan (15)		9.50%	(L +8.50%)	7/10/2025	5,325	5,232	5,232	3.3
Senior Secured Loan (Revolver) (5)		n/m (18)	(L +8.50%)	7/10/2025	—	(3)	(3)	—
					5,325	5,229	5,229	3.3
Milrose Consultants, LLC (4) (8) 498 7th Avenue New York, NY 10017	Administrative Management and General Management Consulting Services
Senior Secured Loan		7.62%	(L +6.62%)	7/16/2025	22,574	22,404	22,485	14.0

My Alarm Center, LLC (10) 3803 West Chester Pike, Suite 100 Newton Square, PA 19073	Security Systems Services (except Locksmiths)

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)	Maturity	Principal Amount	Amortized Cost	Fair Value (3)	Percent of Net Assets
Preferred Equity (335 Class Z units) (13)						325	97	0.1
Preferred Equity (1,485 Class A units), 8% PIK (4) (13)						1,571	—	—
Preferred Equity (1,198 Class B units) (4)						1,198	—	—
Common Equity (64,149 units) (4) (13)						—	—	—
						3,094	97	0.1
Online Tech Stores, LLC (4) (6) 5440 Reno Corporate Dr. Reno, NV 89511	Stationery and Office Supplies Merchant Wholesalers
Subordinated Loan		13.50% PIK	N/A	8/1/2023	18,360	16,129	2,426	1.5

Panther BF Aggregator 2 LP (14) (15) (19) 250 Vesey St. 15th Floor New York, NY 10281	Other Commercial and Service Industry Machinery Manufacturing
Senior Secured Loan		3.65%	(L +3.50%)	4/30/2026	1,939	1,925	1,936	1.2

Parfums Holding Company, Inc. 6 High Ridge Park Stamford, CT 06905	Cosmetics, Beauty Supplies, and Perfume Stores
Senior Secured Loan (14) (15)		4.23%	(L +4.00%)	6/30/2024	1,537	1,536	1,530	1.0
Senior Secured Loan		9.75%	(L +8.75%)	6/30/2025	5,171	5,202	5,171	3.3
					6,708	6,738	6,701	4.3
Pelican Products, Inc. 23215 Early Avenue Torrance, CA 90505	Unlaminated Plastics Profile Shape Manufacturing
Senior Secured Loan		8.75%	(L +7.75%)	5/1/2026	$6,055	$6,059	$5,994	3.8%

Pike Corp. (14) (15) 100 Pike Way Mount Airy, NC 27030	Electrical Contractors and Other Wiring Installation Contractors
Senior Secured Loan		3.14%	(L +3.00%)	7/24/2026	469	469	469	0.3

PM Acquisition LLC (20) 2700 Sam Rittenberg Blvd. Charleston, SC 29407	All Other General Merchandise Stores
Senior Secured Loan		11.50% cash / 2.50% PIK	N/A	10/29/2021	4,780	4,753	4,780	3.0
Common Equity (499 units) (10) (13)						499	280	0.2
					4,780	5,252	5,060	3.2
Quest Software US Holdings Inc. (14) (15) 5 Polaris Way, Aliso Viejo, CA 92656	Computer and Computer Peripheral Equipment and Software Merchant Wholesalers
Senior Secured Loan		4.46%	(L +4.25%)	5/16/2025	1,970	1,955	1,942	1.2

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)	Maturity	Principal Amount	Amortized Cost	Fair Value (3)	Percent of Net Assets

Resource Label Group, LLC 147 Seaboard Lane Franklin, TN 37067	Commercial Printing (except Screen and Books)
Senior Secured Loan		9.50%	(L +8.50%)	11/26/2023	4,821	4,789	4,812	3.0

Rocket Software, Inc. (15) 77 4th Avenue Waltham, MA 02451	Software Publishers
Senior Secured Loan		8.46%	(L +8.25%)	11/28/2026	6,275	6,190	6,241	3.9

RPLF Holdings, LLC (10) (13) 166 Corporate Drive Portsmouth, NH 03801	Software Publishers
Common Equity (254,110 Class A units)						492	605	0.4

Sentry Centers Holdings, LLC (10) (13) 366 Madison Avenue, 7th Floor New York, NY 10017	Other Professional, Scientific, and Technical Services
Preferred Equity (2,248 Series A units)						51	47	—
Preferred Equity (1,603 Series B units)						160	160	0.1
Common Equity (269 units)						3	3	—
						214	210	0.1
SkyMiles IP Ltd. and Delta Air Lines, Inc. (14) (15) PO Box 20706 Atlanta, GA 30320-6001	Scheduled Passenger Air Transportation
Senior Secured Loan		4.75	(L +3.75%)	10/20/2027	500	495	520	0.3

SourceHOV Tax, Inc. (4) (8) 4150 International Plaza Ft. Worth, TX 76109	Other Accounting Services
Senior Secured Loan		7.61	(L +6.11%)	3/16/2025	$19,892	$19,742	$19,988	12.6

Southern Technical Institute, LLC (4) (10) 3940 N. Dean Road Orlando, FL 32817	Colleges, Universities, and Professional Schools
Equity appreciation rights						—	4,295	2.7

Spring Education Group, Inc. (F/K/A SSH Group Holdings, Inc.) 12930 Saratoga Avenue,Suite A2 Saratoga, CA 95070	Child Day Care Services
Senior Secured Loan		8.50%	(L +8.25%)	7/30/2026	5,216	5,178	4,656	2.9

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)	Maturity	Principal Amount	Amortized Cost	Fair Value (3)	Percent of Net Assets

SSJA Bariatric Management LLC (15) c/o Sentinel Capital Partners, L.L.C. 330Madison Avenue, 27th Floor New York, NY 10017	Offices of Physicians, Mental Health Specialists
Senior Secured Loan		6.00%	(L +5.00%)	8/26/2024	9,875	9,803	9,647	6.1
Senior Secured Loan		6.25%	(L +5.25%)	8/26/2024	1,067	1,056	1,042	0.7
Senior Secured Loan (Revolver) (5)		n/m (18)	(L +5.00%)	8/26/2024	—	(5)	15	—
					10,942	10,854	10,704	6.8
Stancor, L.P. (4) 515 Fan Hill Road Monroe, CT 06468	Pump and Pumping Equipment Manufacturing
Preferred Equity (1,250,000 Class A units), 8% PIK (10)						1,501	1,281	0.8

Staples, Inc. (14) (15) 500 Staples Drive Framingham, MA 01702	Business to Business Electronic Markets
Senior Secured Loan		5.21%	(L +5.00%)	4/16/2026	2,960	2,891	2,875	1.8

STS Operating, Inc. 2301 Windsor Ct Addison, IL 60101	Industrial Machinery and Equipment Merchant Wholesalers
Senior Secured Loan (14) (15)		5.25%	(L +4.25%)	12/11/2024	625	626	601	0.4
Senior Secured Loan		9.00%	(L +8.00%)	4/30/2026	9,073	9,070	8,578	5.4
					9,698	9,696	9,179	5.8
Sunshine Luxembourg VII SARL (14) (15) 26A, Boulevard Royal L-2449 Luxembourg	Pharmaceutical Preparation Manufacturing
Senior Secured Loan		5.00%	(L +4.00%)	9/25/2026	1,980	1,988	1,992	1.3

Tank Holding Corp. (15) 4365 Steiner Street St. Bonifacius, MN 55375	Unlaminated Plastics Profile Shape Manufacturing
Senior Secured Loan (14)		5.50%	(L +4.00%)	3/26/2026	$1,975	$1,981	$1,942	1.2%
Senior Secured Loan		3.40%	(L +3.25%)	3/26/2026	896	882	882	0.6
					2,871	2,863	2,824	1.8
The Escape Game, LLC (4) 4365 Steiner Street St. Bonifacius, MN 55375	Other amusement and recreation industries
Senior Secured Loan		9.75%	(L +8.75%)	12/22/2022	7,000	6,973	6,647	4.2
Senior Secured Loan		9.75%	(L +8.75%)	12/31/2021	2,333	2,329	2,216	1.4
Senior Secured Loan		8.00%	(L +7.00%)	12/31/2021	4,667	4,665	4,463	2.8

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)	Maturity	Principal Amount	Amortized Cost	Fair Value (3)	Percent of Net Assets
Senior Secured Loan (Delayed Draw)		9.75%	(L +8.75%)	12/22/2022	7,000	7,000	6,647	4.2
					21,000	20,967	19,973	12.6
Truck Hero, Inc. (15) 5400 S. State Road Ann Arbor, Michigan 48108	Truck Trailer Manufacturing
Senior Secured Loan		9.25%	(L +8.25%)	4/21/2025	8,174	8,118	8,174	5.1

United Biologics Holdings, LLC (4) (10) United 70 NE Loop 410 Suite 600 San Antonio, TX 78216	Medical Laboratories
Preferred Equity (151,787 units)						9	26	—
Warrants (29,374 units)				3/5/2022 (12)		82	12	—
						91	38	—
United Natural Foods (14) (15) 313 Iron Horse Way Providence, RI 02908	General Line Grocery Merchant Wholesalers
Senior Secured Loan		4.40%	(L +4.25%)	10/22/2025	286	275	284	0.2

Wastebuilt Environmental Solutions, LLC (4) 560 Territorial Dr Bolingbrook, IL 60440	Industrial Supplies Merchant Wholesalers
Senior Secured Loan		10.25%	(L +8.75%)	10/11/2024	7,000	6,908	5,476	3.4

Weight Watchers International, Inc. (14) (15) 675 Avenue of the Americas 6th Floor New York, NY 10010	Diet and Weight Reducing Centers
Senior Secured Loan		5.50%	(L +4.75%)	11/29/2024	477	477	479	0.3

Xperi (14) (15) 5220 Las Virgenes Road Calabasas, CA 91302	Semiconductor and Related Device Manufacturing
Senior Secured Loan		4.15%	(L +4.00%)	6/1/2025	433	399	434	0.3

Total Debt and Equity Investments					$306,683	$307,768	$272,240	171.3%

Structured Finance Note Investments
Apex Credit CLO 2020 (7) 75 Fort Street, PO Box 500 Grand Cayman KY1-1106, Cayman Islands
Subordinated Notes		14.16% (9)		11/19/2031 (17)	$11,080	$9,461 (16)	$10,006	6.3%

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)	Maturity	Principal Amount	Amortized Cost	Fair Value (3)	Percent of Net Assets

Dryden 53 CLO, LTD. (7) PO Box 1093 Boundary Hall, Cricket Square Grand Cayman, KY1-1102, Cayman Islands
Income Notes		16.68% (9)		1/15/2031 (17)	2,700	1,779	1,967	1.2
Subordinated Notes		16.68% (9)		1/15/2031 (17)	2,159	1,423 (16)	1,573	1.0
					4,859	3,202	3,540	2.2
Dryden 76 CLO, Ltd. (7) 850 Library Avenue, Suite 204 Newark, Delaware 19711
		18.68% (9)		10/20/2032 (17)	2,750	2,282 (16)	2,235	1.4

Elevation CLO 2017-7, Ltd. (7) PO Box 1093 Boundary Hall, Cricket Square Grand Cayman, KY1-1102, Cayman Islands
Subordinated Notes		12.32% (9)		7/15/2030 (17)	10,000	6,955 (16)	6,226	3.9

Flatiron CLO 18, Ltd. (7) PO Box 1093 Boundary Hall, Cricket Square Grand Cayman, KY1-1102, Cayman Islands
Subordinated Notes		20.73% (9)		4/17/2031 (17)	9,680	7,265 (16)	7,702	4.8

Madison Park Funding XXIII, Ltd. (7) 75 Fort Street, PO Box 1350 Grand Cayman KY1-1108, Cayman Islands
Subordinated Notes		21.99% (9)		7/27/2047 (17)	10,000	6,654 (16)	7,129	4.5

Madison Park Funding XXIX, Ltd. (7) 75 Fort Street, PO Box 1350 Grand Cayman KY1-1108, Cayman Islands
Subordinated Notes		14.22% (9)		10/18/2047 (17)	9,500	7,529 (16)	7,569	4.8

Monroe Capital MML CLO X, LTD. 27 Hospital Road Grand Cayman, KY1-9008, Cayman Islands
Mezzanine bond - Class E		9.08%	(L +8.85%)	8/20/2031 (17)	863	802	838	0.5

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)	Maturity	Principal Amount	Amortized Cost	Fair Value (3)	Percent of Net Assets
Octagon Investment Partners 39, Ltd. (7) c/o MaplesFS Limited PO Box 1093, Boundary Hall, Cricket Square Grand Cayman KY1-1102, Cayman Islands
Subordinated Notes		20.81% (9)		10/20/2030 (17)	7,000	5,173 (16)	5,493	3.5

Park Avenue Institutional Advisers CLO 2017-1 PO Box 1093 Boundary Hall, Cricket Square Grand Cayman, KY1-1102, Cayman Islands
Mezzanine bond - Class D		6.44%	(L +6.22%)	11/14/2029 (17)	$100	$83	$95	0.1%

Regatta II Funding PO Box 1093 Boundary Hall, Cricket Square Grand Cayman, KY1-1102, Cayman Islands
Mezzanine bond - Class DR2		7.19%	(L +6.95%)	1/15/2029 (17)	800	695	768	0.5

THL Credit Wind River 2019‐3 CLO Ltd. (7) 75 Fort Street, PO Box 1350 Grand Cayman KY1-1108, Cayman Islands
Subordinated Notes		14.69% (9)		4/15/2031 (17)	7,000	5,759 (16)	4,824	3.0

Total Structured Finance Note Investments					$73,632	$55,860	$56,425	35.5%

Total Non-control/Non-affiliate Investments					$380,315	$363,628	$328,665	206.8%

Affiliate Investments
3rd Rock Gaming Holdings, LLC (20) 75190 Gerald Ford Dr. Palm Desert, CA 92211	Software Publishers
Senior Secured Loan (6)		8.50% cash / 1.00% PIK	(L +7.50%)	3/12/2023	20,858	19,570	9,258	5.8
Common Equity (2,547,250 units) (10) (13)						2,547	—	—
					20,858	22,117	9,258	5.8
Chemical Resources Holdings, Inc. (20) 103 Carnegie Center, Suite 100 Princeton, NJ 08540-6235	Custom Compounding of Purchased Resins
Senior Secured Loan (4)(8)		9.22%	(L +7.72%)	1/25/2024	13,743	13,630	13,744	8.6
Common Equity (1,832 Class A shares) (10) (13)						1,814	3,420	2.2

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)	Maturity	Principal Amount	Amortized Cost	Fair Value (3)	Percent of Net Assets
					13,743	15,444	17,164	10.8
Contract Datascan Holdings, Inc. (4)(20) 2941 Trade Center Drive, Suite 100 Carrollton, TX 75006	Office Machinery and Equipment Rental and Leasing
Preferred Equity (3,061 Series A shares) 10% PIK						5,849	2,690	1.7
Common Equity (11,273 shares) (10)						104	46	—
						5,953	2,736	1.7
DRS Imaging Services, LLC (20) 43 Fadem Rd Springfield, NJ 07081	Data Processing, Hosting, and Related Services
Common Equity (1,135 units) (10) (13)						1,135	1,749	1.1

Master Cutlery, LLC (4) (10)(20) 700 Penhorn Avenue Secaucus, NJ 07094	Sporting and Recreational Goods and Supplies Merchant Wholesalers
Subordinated Loan (6)		13.00% (11)	N/A	7/20/2022	$6,759	$4,764	$346	0.2%
Preferred Equity (3,723 Series A units), 8% PIK						3,483	—	—
Common Equity (15,564 units)						—	—	—
					6,759	8,247	346	0.2
NeoSystems Corp. (4)(20) 1861 International Drive, Suite 200 Tysons Corner, VA 22102	Other Accounting Services
Preferred Equity (521,962 convertible shares) 10% PIK						1,879	2,250	1.4

Pfanstiehl Holdings, Inc. (4)(20)(21) 1219 Glen Rock Ave Waukegan, IL 60085	Pharmaceutical Preparation Manufacturing
Common Equity (400 Class A shares)						217	36,221	22.8

Professional Pipe Holdings, LLC (19) 628 Lanier Road 3504 Norwood, NC 28128	Plumbing, Heating, and Air-Conditioning Contractors
Senior Secured Loan		9.75% cash / 1.50% PIK	(L +8.75%)	3/23/2023	6,263	6,193	6,086	3.8
Common Equity (1,414 Class A units) (10)						1,414	1,208	0.8
					6,263	7,607	7,294	4.6
TalentSmart Holdings, LLC (20) 731 S. Highway 101, 1L Solana Beach, CA 92075	Professional and Management Development Training
Common Equity (1,595,238 Class A shares) (10) (13)						1,595	1,306	0.8

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)	Maturity	Principal Amount	Amortized Cost	Fair Value (3)	Percent of Net Assets
TRS Services, LLC (4)(20) 2100 Skinner Road Houston, TX 77093	Commercial and Industrial Machinery and Equipment (except Automotive and Electronic) Repair and Maintenance
Preferred Equity (1,937,191 Class A units), 11% PIK						—	915	0.6
Common Equity (3,000,000 units) (10)						572	—	—
						572	915	0.6
TTG Healthcare, LLC (20) 2403 Sidney St. Pittsburgh, PA 15203	Diagnostic Imaging Centers
Senior Secured Loan (4)		8.50%	(L +7.50%)	11/28/2025	19,603	19,409	19,530	12.3
Preferred Equity ( 2,309 Class B units) (10) (13)						2,309	4,077	2.6
					19,603	21,718	23,607	14.9

Total Affiliate Investments					$67,226	$86,484	$102,846	64.7%

Control Investment
MTE Holding Corp. (4)(19) 2212 Industrial Rd Nampa ID, 83687	Travel Trailer and Camper Manufacturing
Subordinated Loan (to Mirage Trailers, LLC, a controlled, consolidated subsidiary of MTE Holding Corp.)		11.00% cash / 5.00% PIK	(L +10.00%)	11/25/2021	$7,842	$7,842	$7,822	4.9%
Common Equity (554 shares) (10)						3,069	2,990	1.9
					7,842	10,911	10,812	6.8
Total Control Investment					$7,842	$10,911	$10,812	6.8%

Total Investments					$455,383	$461,023	$442,323	278.3%
(1)Equity ownership may be held in shares or units of companies affiliated with the portfolio company. The Company’s investments are generally classified as “restricted securities” as such term is defined under Regulation S-X Rule 6-03(f) or Securities Act Rule 144.
(2)Substantially all of the investments that bear interest at a variable rate are indexed to LIBOR (L), generally between 0.75% and 1.0% at December 31, 2020, and reset monthly, quarterly, or semi-annually. Variable-rate loans with an aggregate cost of $328,736 include LIBOR reference rate floor provisions of generally 0.75% to 1.0% at December 31, 2020, the reference rate on such instruments was generally below the stated floor provisions. For each investment, the Company has provided the spread over the reference rate and current interest rate in effect at December 31, 2020. Unless otherwise noted, all investments with a stated PIK rate require interest payments with the issuance of additional securities as payment of the entire PIK provision.
(3)Unless otherwise noted with footnote 14, fair value was determined using significant unobservable inputs for all of the Company’s investments and are considered Level 3 under GAAP. See Note 5 for further details.
(4)Investments (or portion thereof) held by SBIC I LP. These assets are pledged as collateral of the SBA debentures and cannot be pledged under any debt obligation of the Company.
(5)Subject to unfunded commitments. See Note 6 for further details.
(6)Investment was on non-accrual status as of December 31, 2020, meaning the Company has suspended recognition of all or a portion of income on the investment. See Note 4 for further details.

(7)CLO subordinated debt positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses.
(8)The Company has entered into a contractual arrangement with co‑lenders whereby, subject to certain conditions, it has agreed to receive its payment after the repayment of certain co‑lenders pursuant to a payment waterfall. The table below provides additional details as of December 31, 2020:

Portfolio Company	Reported Interest Rate	Interest Rate per Credit Agreement	Additional Interest per Annum
Chemical Resources Holdings, Inc.	9.17%	7.50%	1.67%
Milrose Consultants, LLC	7.62%	7.00%	0.62%
SourceHOV Tax, Inc.	7.61%	7.00%	0.61%
(9)The rate disclosed is the estimated effective yield, generally established at purchase and re-evaluated upon receipt of distributions, and based upon projected amounts and timing of future distributions and the projected amount and timing of terminal principal payments at the time of estimation. The estimated yield and investment cost may ultimately not be realized.
(10)Non-income producing.
(11)The interest rate on these investments contains a PIK provision, whereby the issuer has the option to make interest payments in cash or with the issuance of additional securities as payment of the entire PIK provision. The interest rate in the schedule represents the current interest rate in effect for these investments. The following table provides additional details on these PIK investments, including the maximum annual PIK interest rate allowed as of December 31, 2020:

Portfolio Company	Investment Type	Range of PIK Option	Range of Cash Option	Maximum PIK Rate Allowed
Community Intervention Services, Inc.	Subordinated Loan	0% or 6.00%	13.00% or 7.00%	6.00%
Eblens Holdings, Inc.	Subordinated Loan	0% or 1.00%	13.00% or 12.00%	1.00%
Master Cutlery, LLC	Senior Secured Loan	0% to 13.00%	13.00% to 0%	13.00%
(12) Represents expiration date of the warrants.
(13)All or portion of investment held by a wholly-owned subsidiary subject to income tax.
(14)Fair value was determined by reference to observable inputs other than quoted prices in active markets and are considered Level 2 under GAAP. See Note 5 for further details.
(15)Investments (or portion thereof) held by OFSCC-FS. These assets are pledged as collateral of the BNP Facility and cannot be pledged under any other debt obligation of the Company.
(16)Amortized cost reflects accretion of effective yield less any cash distributions received or entitled to be received from CLO subordinated debt investments.
(17)Maturity date represents the contractual maturity date of the Structured Finance Notes. Projected cash flows, including the projected amount and timing of terminal principal payments which may be projected to occur prior to the contractual maturity date, were utilized in deriving the effective yield of the investments.
(18)Not meaningful as there is no outstanding balance on the revolver. The Company earns unfunded commitment fees on undrawn revolving lines of credit balances, which are reported in fee income.
(19)The Company holds at least one seat on the portfolio company’s board of directors.
(20)The Company has an observer seat on the portfolio company’s board of directors.
(21)Portfolio company represents greater than 5% of total assets at December 31, 2020.

PORTFOLIO MANAGEMENT
    OFS Advisor’s Pre-Allocation Investment Committee, Broadly Syndicated Investment Committee, Structured Credit Investment Committee and Middle-Market Investment Committee (the “Middle-Market Investment Committee”, and collectively, the “Advisor Investment Committees”), are responsible for the overall asset allocation decisions and the evaluation and approval of investments of OFS Advisor’s advisory clients.
The purpose of the Middle-Market Investment Committee is to evaluate and approve our prospective investments, subject at all times to the oversight of our Board. The Middle-Market Investment Committee, which is comprised of Richard Ressler (Chairman), Jeffrey Cerny, Kyde Sharpe and Bilal Rashid, along with the investment committee for SBIC I LP (the “SBIC Investment Committee”), which is comprised of Bilal Rashid, Jeffrey Cerny and Tod Reichert, are responsible for the evaluation and approval of all the investments made by us directly or through our wholly-owned subsidiaries, as appropriate.The members of the Middle-Market Investment Committee are our portfolio managers who are primarily responsible for the day-to-day management of the portfolio and share such responsibility jointly. The Middle-Market Investment Committee is supported by a team of analysts and investment professionals.
The process employed by the Advisor Investment Committees, including the Middle-Market Investment Committee, and the SBIC Investment Committee is intended to bring the diverse experience and perspectives of the committees’ members to the investment process. The Middle-Market Investment Committee and SBIC Investment Committee serve to provide investment consistency and adherence to our core investment philosophy and policies. The Middle-Market Investment Committee and SBIC Investment Committee also determine appropriate investment sizing and implement ongoing monitoring requirements of our investments.
In certain instances, management may seek the approval of our Board prior to the making of an investment. In addition to reviewing investments, the meetings of the Middle-Market Investment Committee and SBIC Investment Committee, where applicable, serve as a forum to discuss credit views and outlooks. Potential transactions and deal flows are reviewed on a regular basis. Members of the investment team are encouraged to share information and views on credits with members of the Middle-Market Investment Committee and SBIC Investment Committee, where applicable, early in their analysis. We believe this process improves the quality of the analysis and assists the deal team members in working efficiently.
None of the members of the Middle-Market Investment Committee are employed by us or receive any direct compensation from us. Certain of the Middle-Market Investment Committee members have ownership and financial interests in, and may receive compensation and/or profit distributions from, OFSAM, the parent company of OFS Advisor, and/or its subsidiaries. These individuals receive compensation from OFS Advisor that includes an annual base salary, an annual discretionary bonus and a portion of the distributions made by OFS Advisor, a portion of which relates to the incentive fee or carried interest earned by OFS Advisor in connection with its services to us. See “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” in our most recent Definitive Proxy Statement on Schedule 14A (Annual Meeting) for additional information about equity interests held by certain of these individuals.
    Messrs. Rashid and Cerny also perform a similar role for other pooled investment vehicles, with a total amount of approximately $2.1 billion of assets under management as of December 31, 2020 from which OFS Advisor and OFSAM may receive incentive fees. See “Prospectus Summary—Conflicts of Interest” in this Prospectus and “Risk Factors—We have potential conflicts of interest related to obligations that OFS Advisor or its affiliates may have to other clients” in our most recent Annual Report on Form 10-K for a discussion of potential conflicts of interests.
Information regarding the Middle-Market Investment Committee is as follows:

Name (1)	Age	Position
Richard S. Ressler	62	Chairman of OFSAM, Chairman of Advisor Investment Committees
Jeffrey A. Cerny	58	Senior Managing Director of OFSC and OFS Advisor
Bilal Rashid	50	Senior Managing Director of OFSC and OFS Advisor
Kyde Sharp	44	Managing Director of OFSC and OFS Advisor
(1)    The address for each member of the Middle-Market Investment Committee is c/o OFS Capital Management, 10 S. Wacker Drive, Suite 2500, Chicago, IL, 60606. None of these individuals beneficially own any of our equity securities.
Members of the Middle-Market Investment Committee Who Are Not Our Directors or Executive Officers
    Richard S. Ressler is the founder and President of Orchard Capital Corp. (“Orchard Capital”), a firm through which Mr. Ressler oversees companies in which Orchard Capital or its affiliates invest. Through his affiliation with Orchard Capital, Mr. Ressler serves in various senior capacities with, among others, CIM Group, LLC (together with its controlled affiliates, “CIM”), a vertically-integrated owner and operator of real assets, Orchard First Source Asset Management (together with its controlled affiliates, “OFSAM”), a full-service provider of capital and leveraged  finance solutions to U.S. corporations, and

OCV Management, LLC (“OCV”), an investor, owner and operator of  technology companies.  Mr. Ressler also serves as a board member for various public and private companies in which Orchard Capital or its affiliates invest, including as chairman of j2 Global, Inc. (NASDAQ “JCOM”), and chairman of CIM Commercial Trust Corporation (NASDAQ “CMCT”). Mr. Ressler served as Chairman and CEO of JCOM from 1997 to 2000 and, through an agreement with Orchard Capital, currently serves as its non-executive Chairman. Mr. Ressler has served as chairman of CMCT since 2014 and served as a director of Presbia PLC (NASDAQ “LENS”) from 2015 to 2019.
    Mr. Ressler co-founded CIM in 1994 and, through an agreement with Orchard Capital, serves as the chairman of CIM’s Real Assets Management Committee and Investment Committees, and serves on the Investment Allocation Committee. CIM Capital, LLC, and its relying advisers (CIM Capital Controlled Company Management, LLC, CIM Capital RE Debt Management, LLC, CIM Capital Real Property Management, LLC, and CIM Capital Securities Management, LLC), CIM Capital IC Management, LLC, and CIM Capital SA Management, LLC, affiliates of CIM, are registered with the United States Securities and Exchange Commission as registered investment advisers.
     Mr. Ressler co-founded the predecessor of OFSAM in 2001and, through an agreement with Orchard Capital, chairs its executive committee.  OFS Capital Management, LLC, an affiliate of OFSAM, is registered with the United States Securities and Exchange Commission as a registered investment adviser.
     Mr. Ressler co-founded OCV in 2016 and, through an agreement with Orchard Capital, chairs its executive committee.
    Prior to founding Orchard Capital, from 1988 until 1994, Mr. Ressler served as Vice Chairman of Brooke Group Limited, the predecessor of Vector Group, Ltd. (NYSE “VGR”) and served in various executive capacities at VGR and its subsidiaries. Prior to VGR, Mr. Ressler was with Drexel Burnham Lambert, Inc., where he focused on merger and acquisition transactions and the financing needs of middle-market companies. Mr. Ressler began his career in 1983 with Cravath, Swaine and Moore, working on public offerings, private placements, and merger and acquisition transactions. Mr. Ressler holds a B.A. from Brown University, and J.D. and M.B.A. degrees from Columbia University.
    Kyde Sharp is a Managing Director of OFSC and the Advisor. Mr. Sharp is responsible for sourcing and evaluating investment opportunities for the middle market lending business as well as portfolio management. Prior to joining the Advisor in 2017, Mr. Sharp was a Managing Director of Fifth Street Asset Management (NASDAQ: FSAM), a credit-focused asset manager located in Greenwich, CT. Earlier in his career he was an Associate with The Ben Barnes Group (formerly Entrecorp) where he priced, structured and negotiated equity-based consulting engagements.
Mr. Sharp holds a Master of Business Administration from The Wharton School, University of Pennsylvania, a Juris Doctor from Fordham University School of Law, and a Bachelor of Arts in Philosophy from Hamilton College.
    The table below shows the dollar range of shares of our common stock to be beneficially owned by the members of the Middle-Market Investment Committee and our investment team as of December 31, 2020.

Name of Portfolio Manager/Investment Support Team	Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Richard S. Ressler	$100,001-$500,000
Jeffrey A. Cerny	$100,001-$500,000
Bilal Rashid	$100,001-$500,000
Kyde Sharp	None
(1)    Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, or the “Exchange Act.”
(2)    Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.
(3)    The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $8.90 per share on April 23, 2021 on the Nasdaq Global Select Market.

MANAGEMENT
Please refer to our most recent Definitive Proxy Statement on Schedule 14A (Annual Meeting), which is incorporated by reference into this prospectus, for information relating to the management of the Company.

MANAGEMENT AND OTHER AGREEMENTS
Investment Advisory Agreement
    OFS Advisor is registered as an investment adviser under the Advisers Act. OFS Advisor is a wholly owned subsidiary of OFSAM. Pursuant to the Investment Advisory Agreement with and subject to the overall supervision of our Board and in accordance with the 1940 Act, OFS Advisor provides investment advisory services to us. Under the terms of the Investment Advisory Agreement, OFS Advisor:
•determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;
•assists us in determining what securities we purchase, retain or sell;
•identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and
•executes, closes, services and monitors the investments we make.
Management and Incentive Fee
    For providing these services, OFS Advisor receives a fee from us, consisting of two components—a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 1.75% based on the average value of our total assets (other than cash and cash equivalents but including assets purchased with borrowed amounts and including assets owned by any consolidated entity), adjusted for stock issuances and stock purchases, at the end of the two most recently completed calendar quarters. We have excluded from the base management fee calculation any base management fee that would be owed in respect of the intangible assets resulting from the SBIC Acquisition. The base management fee is payable quarterly in arrears. Base management fees for any partial quarter are prorated based on the number of days in the quarter.
On June 11, 2019, OFS Advisor agreed to reduce a portion of its base management fee by reducing the portion of such fee from 0.4375% per quarter (1.75% annualized) to 0.25% per quarter (1.00% annualized) of the average value of the OFSCC-FS Assets, at the end of the two most recently completed calendar quarters to the extent that such portion of the OFSCC-FS Assets are financed using leverage (also calculated on an average basis) that causes the Company’s statutory asset coverage ratio to fall below 200%. When calculating its statutory asset coverage ratio, the Company excludes its SBA guaranteed debentures from its total outstanding senior securities as permitted pursuant to exemptive relief granted by the SEC dated November 26, 2013. Effective as of January 1, 2020 and January 1, 2021, OFS Advisor agreed to further reduce the base management fee to 0.25% per quarter (1.00% annualized) of the average value of the portion of total assets held by the Company through OFSCC-FS at the end of the two most recently completed calendar quarters without regard to the statutory asset coverage ratio. The base management fee reduction by OFS Advisor is renewable on an annual basis and the amount of the base management fee reduced with respect to the OFSCC-FS Assets shall not be subject to recoupment by OFS Advisor. This agreement was renewed for the 2021 calendar year on February 16, 2021.
The incentive fee has two parts. One part (“Part One”) is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. “Pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees such as commitment, origination and sourcing, structuring, diligence and consulting fees or other fees that we receive from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest or dividend feature (such as original issue discount, or “OID”, debt instruments with PIK interest, equity investments with accruing or PIK dividend, and zero coupon securities), accrued income that we have not yet received in cash.
Pre-incentive fee net investment income does not include any realized gains, realized losses, unrealized capital appreciation or unrealized capital depreciation. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate (as defined below) for a quarter, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized capital losses and unrealized capital depreciation.
Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed “hurdle rate” of 2.0% per quarter. If market interest rates rise, we may be able to invest our funds in debt instruments that provide for a higher return, which would increase our pre-incentive fee net investment income and make it easier for OFS Advisor to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income. There is no accumulation of amounts on the hurdle rate from quarter to quarter and, accordingly, there is no clawback of amounts previously paid if subsequent quarters are below the quarterly hurdle rate, and there is no delay of payment if prior quarters are below the quarterly hurdle rate. Pre-incentive fee net investment income fees are prorated for any partial quarter based on the number of days in such quarter.
We pay OFS Advisor an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:
•no incentive fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the hurdle rate;
•100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5% in any calendar quarter. We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 2.5%) as the “catch-up” provision. The catch-up is meant to provide OFS Advisor with 20.0% of the pre-incentive fee net investment income as if a hurdle rate did not apply if this pre-incentive fee net investment income exceeds 2.5% in any calendar quarter; and
•20.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.5% in any calendar quarter.
    The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on Net Investment Income
    The second part (“Part Two”) of the incentive fee (the “Capital Gains Fee”) is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date) and is calculated at the end of each applicable year by subtracting (a) the sum of our cumulative aggregate realized capital losses and our aggregate unrealized capital depreciation from (b) our cumulative aggregate realized capital gains. If such amount is positive at the end of such year, then the Capital Gains Fee for such year is equal to 20.0% of such amount, less the aggregate amount of Capital Gains Fees paid in all prior years. If such amount is negative, then there is no Capital Gains Fee for such year. The Company accrues the Capital Gains Fee if, on a cumulative basis, the sum of net realized capital gains and (losses) plus net unrealized appreciation and (depreciation) is positive.
The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in our portfolio when sold and (b) the accreted or amortized cost basis of such investment.
The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in our portfolio when sold is less than (b) the accreted or amortized cost basis of such investment.
The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the valuation of each investment in our portfolio as of the applicable Capital Gains Fee calculation date and (b) the accreted or amortized cost basis of such investments. Unrealized capital appreciation is accrued, but not paid until said appreciation is realized. We accrue the Capital Gains Fee if, on a cumulative basis, the sum of the net realized capital gains (and losses) plus net unrealized appreciation (and depreciation) is positive. OFS Advisor has excluded from the Capital Gains Fee calculation the realized gain with respect to the step acquisitions resulting from the SBIC Acquisition. The Capital Gains Fee for any partial year is prorated based on the number of days in such year.

	Year Ended December 31,
	2020	2019	2018
Base management fees	$7,605	$8,271	$6,335
Incentive fees:
Income Incentive Fee	2,025	4,760	4,409
Incentive fee waiver	(441)	—	(22)

Examples of Incentive Fee Calculation
Example 1—Income Related Portion of Incentive Fee:
Assumptions
•Hurdle rate(1) = 2.0%
•Management fee(2) = 0.44%
◦Other estimated expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%
(1) Represents a quarter of the 8.0% annualized hurdle rate.
(2) Represents a quarter of the 1.75% annualized management fee, which became effective October 31, 2013.
(3) Excludes estimated offering expenses.
Alternative 1
Additional Assumptions
•Investment income (including interest, dividends, fees, etc.) = 1.25%
•Pre-incentive fee net investment income (investment income – (management fee + other expenses)) = 0.61%
Pre-incentive fee net investment income does not exceed the hurdle rate, therefore there is no incentive fee.
Alternative 2
Additional Assumptions
•Investment income (including interest, dividends, fees, etc.) = 2.80%
•Pre-incentive fee net investment income (investment income – (management fee + other expenses)) = 2.16%
Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an incentive fee.

Incentive Fee	=	100% × “Catch-Up” + the greater of 0% AND (20% × (pre-incentive fee net investment income – 2.5%))

	=	(100% ×(2.16% – 2.0%)) + 0%

	=	100% × 0.16%

	=	0.16%

Alternative 3
Additional Assumptions
•Investment income (including interest, dividends, fees, etc.) = 3.50%
•Pre-incentive fee net investment income (investment income – (management fee + other expenses)) = 2.86%
Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an incentive fee.

Incentive Fee	=	100% × “Catch-Up” + the greater of 0% AND (20% × (pre-incentive fee net investment income – 2.5%))

	=	(100% × (2.5% – 2.0%)) + (20% × (2.86% – 2.5%))

	=	0.5% + (20% × 0.36%)

	=	0.5% + 0.07%

	=	0.57%
Example 2—Capital Gains Portion of Incentive Fee:
Alternative 1
Assumptions
•Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)
•Year 2: Investment A is sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million
•Year 3: FMV of Investment B determined to be $25 million
•Year 4: Investment B sold for $31 million
The capital gains portion of the incentive fee, if any, would be:
•Year 1: None (no sales transactions)
•Year 2: $6 million (20% multiplied by $30 million realized capital gains on sale of Investment A)
•Year 3: None; $5 million (20% multiplied by $30 million cumulative realized capital gains less $5 million cumulative unrealized capital depreciation) less $6 million (Capital Gains Fee paid in Year 2)
•Year 4: $200,000; $6.2 million (20% multiplied by $31 million cumulative realized capital gains) less $6 million (Capital Gains Fee paid in Year 2)

Alternative 2
Assumptions
•Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)
•Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million
•Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million
•Year 4: FMV of Investment B determined to be $35 million
•Year 5: Investment B sold for $20 million
The capital gains portion of the incentive fee, if any, would be:
•Year 1: None (no sales transactions)
•Year 2: $5 million (20% multiplied by $30 million realized capital gains on Investment A less $5 million unrealized capital depreciation on Investment B)
•Year 3: $1.4 million; $6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains on Investment A and Investment C less $3 million cumulative unrealized capital depreciation on Investment B)) less $5 million (Capital Gains Fee paid in Year 2)
•Year 4: $0.6 million; $7 million (20% multiplied by $35 million (cumulative realized capital gains on Investment A and Investment C)) less $6.4 million (cumulative Capital Gains Fee paid in all prior years)
•Year 5: None; $5 million (20% multiplied by $25 million ($35 million cumulative realized capital gains on Investments A and C less $10 million realized capital losses on Investment B)) less $7 million (cumulative Capital Gains Fee paid in all prior years))
Payment of Our Expenses
    All investment professionals of OFS Advisor and/or its affiliates, when and to the extent engaged in providing us with investment advisory and management services, and the compensation and routine overhead expenses of personnel allocable to these services, are provided and paid for by OFS Advisor and not by us. We bear all other out-of-pocket costs and expenses of our operations and transactions. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Results of Operations—Key Financial Measures—Expenses” in our most recent Annual Report on Form 10-K.
Duration and Termination
    Unless terminated earlier as described below, the Investment Advisory Agreement will remain in effect from year to year if approved annually by our Board or by the affirmative vote of the holders of a majority of our outstanding voting securities, and, in either case, if also approved by a majority of our directors who are not “interested persons” as defined in the 1940 Act. The Investment Advisory Agreement automatically terminates in the event of its assignment, as defined in the 1940 Act, by OFS Advisor and may be terminated by either party without penalty upon not less than 60 days’ written notice to the other. The holders of a majority of our outstanding voting securities may also terminate the Investment Advisory Agreement without penalty upon not less than 60 days’ written notice. See “Risk Factors—Risks Related to our Business and Structure—We are dependent upon the OFS senior professionals for our future success and upon their access to the investment professionals and partners of OFS and its affiliates” in our most recent Annual Report on Form 10-K.
Administration Agreement
    Pursuant to the Administration Agreement, OFS Services, an affiliate of OFS Advisor, provides the administrative services necessary for us to operate. OFS Services furnishes us with office facilities and equipment, necessary software licenses and subscriptions and clerical, and bookkeeping and record keeping services at such facilities. Under the Administration Agreement, OFS Services performs, or oversees the performance of, our required administrative services, which include being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and all other reports and materials required to be filed with the SEC or any other regulatory authority. In addition, OFS Services assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the Administration Agreement, OFS Services provides managerial assistance on our behalf to certain portfolio companies that accept our offer to provide such assistance. Payments under the Administration Agreement are equal to an amount based upon our allocable portion (subject to the review and approval of our Board) of OFS Services’ overhead in performing its obligations under the Administration Agreement, including rent, information technology, and our allocable portion of the cost of our officers, including our chief executive officer, chief financial officer, chief compliance officer, chief accounting officer, and their respective staffs. The Administration Agreement may be renewed annually with the approval of our Board, including a majority of our directors who are not “interested persons.” The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. To the extent that OFS Services outsources any of its functions, we pay the fees associated with such functions at cost without incremental profit to OFS Services.
Expenses recognized under the Administration Agreement with OFS Services for the years ended December 31, 2020, 2019, and 2018 are presented below:

	Year Ended December 31,
	2020	2019	2018
Administration fees	$1,855	$1,747	$1,601
Indemnification
    The Investment Advisory Agreement and the Administration Agreement both provide that OFS Advisor, OFS Services and their affiliates’ respective officers, directors, members, managers, stockholders and employees are entitled to indemnification from us from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Investment Advisory Agreement or the Administration Agreement, except where attributable to willful misfeasance, bad faith or gross negligence in the performance of such person’s duties or reckless disregard of such person’s obligations and duties under the Investment Advisory Agreement or the Administration Agreement.
Board Approval of the Investment Advisory and Administrative Agreements
     Our Board, including our independent directors, approved the continuation of the Investment Advisory Agreement at a meeting held on April 1, 2021. In reaching a decision to approve the continuation of the Investment Advisory Agreement, the Board reviewed a significant amount of information and considered, among other things:
•the nature, quality and extent of the advisory and other services to be provided to us by OFS Advisor;
•the fee structures of comparable externally managed BDCs that engage in similar investing activities;
•our projected operating expenses and expense ratio compared to BDCs with similar investment objectives;
•any existing and potential sources of indirect income to OFS Advisor from its relationship with us and the profitability of that relationship, including through the Investment Advisory Agreement;
•information about the services to be performed and the personnel performing such services under the Investment Advisory Agreement; and
•the organizational capability and financial condition of OFS Advisor and its affiliates.
Based on the information reviewed and the discussion thereof, the Board, including a majority of the non-interested directors, concluded that the investment advisory fee rates are reasonable in relation to the services to be provided and approved the Investment Advisory Agreement as being in the best interests of our stockholders.
Our board also reviewed services provided under the Administrative Agreement, and approved its continuation at the April 1, 2021 meeting.
License Agreement
    We have entered into a license agreement with OFSAM under which OFSAM has agreed to grant us a non-exclusive, royalty-free license to use the name “OFS”. Under this agreement, we have a right to use the “OFS” name for so long as OFS Advisor or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “OFS” name. This license agreement will remain in effect for so long as the Investment Advisory Agreement with OFS Advisor is in effect.

RELATED-PARTY TRANSACTIONS AND CERTAIN RELATIONSHIPS
The information in the section entitled “Related Party Transactions and Certain Relationships” in our most recent Definitive Proxy Statement on Schedule 14A (Annual Meeting) is incorporated herein by reference.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS
The information in the sections entitled “Election of Directors” and “Security Ownership of Certain Beneficial Owners and Management” in our most recent Definitive Proxy Statement on Schedule 14A (Annual Meeting) is incorporated herein by reference.

DETERMINATION OF NET ASSET VALUE
The NAV per share of our outstanding shares of common stock is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares of common stock outstanding at the date as of which the determination is made. We calculate the value of our investments in accordance with the procedures described in “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” appearing in our most recent Annual Report on Form 10-K is incorporated by reference herein.
In calculating the value of our investment assets each quarter, we will assess whether a sufficient number of market quotations or indicative prices from pricing services or brokers or dealers (collectively, “Indicative Prices”) are available, and the depth of the market is sufficient to transact to those prices in amounts approximating our investment position at the measurement date. Investments for which sufficient market quotations are available will be valued at such market quotations. Otherwise we undertake, on a quarterly basis, a valuation process as described below:
•For each debt investment, a basic credit risk rating review process is completed. The risk rating on every credit facility is reviewed and either reaffirmed or revised by OFS Advisor’s Middle-Market Investment Committee.
•Each portfolio company or investment is valued by third-party valuations firms.
•The valuations are documented and are then submitted to OFS Advisor’s Middle-Market Investment Committee for ratification.
•The audit committee of the Board reviews the valuations and, if appropriate, recommends the approval of the valuations by the Board.
•Our Board discusses valuations and determines the fair value of each investment in the portfolio in good faith based on the input of OFS Advisor, the audit committee and, where appropriate, the respective independent valuation firm.
See “Item 1A. Risk Factors—Risks Related to our Business and Structure—A significant amount of our portfolio investments are recorded at fair value as determined in good faith by our Board and, as a result, there may be uncertainty as to the value of our portfolio investments” in our most recent Annual Report on Form 10-K.
We follow ASC Topic 820 for measuring fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair values are determined with models or other valuation techniques, valuation inputs, and assumptions market participants would use in pricing an asset or liability. Valuation inputs are organized in a hierarchy that gives the highest priority to prices for identical assets or liabilities quoted in active markets (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of inputs in the fair value hierarchy are described below:
•Level 1: Unadjusted quoted prices in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
•Level 2: Inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly. If the asset or liability has a specified term, a Level 2 input must be observable for substantially the full term of the asset or liability. Level 2 inputs include: (i) quoted prices for similar assets or liabilities in active markets, (ii) quoted prices for identical or similar assets or liabilities in markets that are not active, (iii) inputs other than quoted prices that are observable for the asset or liability, and (iv) inputs that are derived principally from or corroborated by observable market data.
•Level 3: Unobservable inputs for the asset or liability, and situations where there is little, if any, market activity for the asset or liability at the measurement date.

The inputs into the determination of fair value are based upon the best information under the circumstances and may require significant management judgment or estimation. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.
We assess the levels of the investments at each measurement date, and transfers between levels are recognized on the measurement date. All of our investments, which are measured at fair value, were categorized as Level 3 based upon the lowest level of significant input to the valuations. Senior securities with a fair value of $601 and $2,321 were transferred from Level 3 to Level 2 during the years ended December 31, 2020 and 2019, respectively. The following sections describe the valuation techniques we used to measure different financial instruments at fair value and include the levels within the fair value hierarchy in which the financial instruments are categorized.
In addition, each quarter, we assess whether an arm’s length transaction occurred in the same security, including the our new investments during the quarter, the cost of which (“Transaction Prices”), may be considered a reasonable indication of fair value for up to three months after the transaction date. Due to the private nature of this marketplace (meaning actual transactions are not publicly reported), and the non-binding nature of the Indicative Prices, and the general inability to observe the input for the full length of the term of an investment, we believe that these valuation inputs are classified as Level 3 within the fair value hierarchy.
In the absence of sufficient, actionable Indicative Prices or Transaction Prices, as an indication of fair value, and consistent with the policies and methodologies adopted by the Board, we perform detailed valuations of our debt and equity investments, including an analysis of our unfunded loan commitments. There is no one methodology to estimate fair value and, in fact, for any one portfolio company, fair value is generally best expressed as a range of values. We may also engage one or more independent valuation firms(s) to conduct independent appraisals of our investments to develop the range of values, from which we derive a single estimate of value. Under the income approach, we typically prepare and analyze discounted cash flow models to estimate the present value of future cash flows of either an individual debt investment or of the underlying portfolio company itself.
The primary method used to estimate the fair value of our debt investments is the discounted cash flow method. However, if there is deterioration in credit quality or a debt investment is in workout status, we may consider other methods in determining the fair value, including the value attributable to the debt investment from the enterprise value of the portfolio company or the proceeds that would be received in a liquidation analysis. Our discounted cash flow valuations involve a determination of discount rate commensurate with the risk inherent in each investment. We use two primary methods to estimate discount rates: a method based upon a hypothetical recapitalization of the entity given its current operating performance and current market conditions; and a synthetic debt rating method, which assigns a surrogate debt rating to the entity based on known industry standards for assigning such ratings and then estimates the discount rate based on observed market yields for actual rated debt. We may also use a relative value method to estimate yields, which involves estimating the discount rate of non-traded subject debt investments based on an expected or assumed relationship between Indicative Prices or observed prices on traded debt and the subject debt for a portfolio company. All methods for estimating the discount rate generally involve calibration of unobservable inputs utilized in estimating the discount rate on the subject investment to its internal rate of return at close or purchase date. These methods generally produce a range of discount rates, and we generally select the midpoint of the range for use in fair value measures, subject to limitations on the basis of the borrowers’ ability to prepay the debt without penalty.
Our market approach valuations, generally applied to equity investments and investments in non-performing debt, involve a determination of an enterprise value multiple to a financial performance metric of the portfolio company, generally EBITDA. These determinations are based on identification of a comparable set of publicly traded companies and determination of a public-to-private liquidity adjustment factor, generally through calibration to transaction prices in the subject investment instrument. This method generally produces a range of multiplier values and management, under the supervision of the Board, generally select the midpoint of the range for fair value measures.
Application of these valuation methodologies involves a significant degree of judgment by management. Due to the inherent uncertainty of determining the fair value of Level 3 investments, the fair value of the investments may differ significantly from the values that would have been used had a ready market or observable inputs existed for such investments and may differ materially from the values that may ultimately be received or settled. Further, such investments are generally subject to legal and other restrictions, or otherwise are less liquid than publicly traded instruments. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we might realize significantly less than the value at which such investment had previously been recorded. Our investments are subject to market risk. Market risk is the potential for changes in the value due to market changes. Market risk is directly impacted by the volatility and liquidity in the markets in which the investments are traded.
Determinations in connection with offerings
In connection with future offering of shares of our common stock, our Board or an authorized committee thereof will be required to make a good faith determination that it is not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our Board or an authorized committee thereof will consider the following factors, among others, in making such determination:
•the net asset value per share of our common stock disclosed in the most recent periodic report that we filed with the SEC;
•our management’s assessment of whether any material change in the net asset value per share of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value per share of our common stock and ending as of a time within 48 hours (excluding Sundays and holidays) of the sale of our common stock; and
•the magnitude of the difference between (i) a value that our Board or an authorized committee thereof has determined reflects the current (as of a time within 48 hours, excluding Sundays and holidays) net asset value of our common stock, which is based upon the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC, as adjusted to reflect our management’s assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and (ii) the offering price of the shares of our common stock in the proposed offering.
Moreover, to the extent that there is even a remote possibility that we may (i) issue shares of our common stock at a price per share below the then current net asset value per share of our common stock at the time at which the sale is made or (ii) trigger the undertaking (which we provide in certain registration statements we file with the SEC) to suspend the offering of shares of our common stock if the net asset value per share of our common stock fluctuates by certain amounts in certain circumstances until the prospectus is amended, our Board will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value per share of our common stock within two days prior to any such sale to ensure that such sale will not be below our then current net asset value per share, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine the net asset value per share of our common stock to ensure that such undertaking has not been triggered.
These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

SALES OF COMMON STOCK BELOW NET ASSET VALUE
On June 23, 2020, our common stockholders approved a proposal that would allow us to issue common stock at a discount from our NAV per share, effective for a twelve month period expiring on the anniversary of the date of Stockholder approval (the “Below NAV Proposal”). Upon obtaining the requisite Stockholder approval, the Company agreed to comply with the conditions described below in connection with any financing undertaking pursuant to the Below NAV Proposal. See below for a discussion of the risks of dilution.
The Company intends to hold a Special Meeting of Stockholders in June 2021 so that stockholders may vote on a proposal to allow us to issue common stock at a discount to our NAV, subject to similar restrictions and conditions as discussed in this Prospectus.
Conditions to Sales Below NAV
In order to sell shares of its common stock at a price below NAV per share pursuant to any authorization, the following conditions must be met:
1.a majority of the Company’s Independent Directors who have no financial interest in the sale have determined that such sale would be in the best interests of the Company and Stockholders;
2.a majority of the Company’s Independent Directors, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, have determined in good faith, and as of a time immediately prior to the first solicitation by or on behalf of the Company of firm commitments to purchase such securities or immediately prior to the issuance of such securities, that the price at which such securities are to be sold is not less than a price which closely approximates the market value of those securities, less any underwriting commission or discount; and
3.the number of shares sold pursuant to such authority does not exceed 25% of the Company’s then outstanding common stock immediately prior to each such sale.
Shares issued below NAV pursuant to the Company’s dividend reinvestment plan will not count towards the foregoing 25% limitation because shares issued below NAV pursuant to the Company’s dividend reinvestment plan do not rely on the authority obtained pursuant to the Below NAV Proposal. The Company will also follow any SEC guidance with respect to the issuance of stock below NAV.
Examples of Dilutive Effect of the Issuance of Shares Below Net Asset Value
The following table illustrates the level of NAV dilution that would be experienced by a nonparticipating stockholder in four different hypothetical common stock offerings of different sizes and levels of discount from NAV per share, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below. There is no maximum level of discount from NAV at which we may sell shares pursuant to this authority.
The examples assume that Company XYZ has 1,000,000 shares of common stock outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current NAV and NAV per share are thus $10,000,000 and $10.00. The table illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and commission (a 5% discount from NAV); (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10% discount from NAV); (3) an offering of 250,000 shares (25% of the outstanding shares) at $7.50 per share after offering expenses and commissions (a 25% discount from NAV); and (4) an offering of 250,000 shares (25% of the outstanding shares) at $0 per share after offering expenses and commissions (a 100% discount from NAV). The prospectus supplement pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined net asset value per share. It is not possible to predict the level of market price decline that may occur.

	Prior to	Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount		Example 4 25% Offering at 100% Discount
	Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$10.00	—	$9.47	—	$7.89	—	$ —	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$7.50	—	$ —	—
Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,250,000	25.00%	1,250,000	25.00%
NAV per Share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.50	(5.00)%	$8.00	(20.00)%
Dilution to Stockholder
Shares Held by Stockholder A	10,000	10,000	—	10,000	—	10,000	—	10,000	—
Percentage Held by Stockholder A	1.0%	0.95%	(4.76)%	0.91%	(9.09)%	0.80%	(20.00)%	0.80%	(20.00)%
Total Asset Values
Total NAV Held by Stockholder A	$100,000	$99,800	(0.20)%	$99,100	(0.90)%	95,000	(5.00)%	$80,000	(20.00)%
Total Investment by Stockholder A (Assumed to be $10.00 per Share)	$100,000	$100,000	—	$100,000	—	$100,000	—	$100,000	—
Total Dilution to Stockholder A (Total NAV Less Total Investment)	—	$(200)	—	$(900)	—	$(5,000)	—	$(20,000)	—
Per Share Amounts
NAV per Share Held by Stockholder A	$10.00	$9.98	(0.20)%	9.91	(0.90)%	9.50	(5.00)%	8.00	(20.00)%
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$10.00	—	$10.00	—	$10.00	—	$10.00	—
Dilution per Share Held by Stockholder A (NAV per Share Less Investment per Share)	—	$(0.02)	—	$(0.09)	—	$(0.50)	—	$(2.00)	—
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)	—	—	(0.20)%	—	(0.90)%	—	(5.00)%	—	(20.00)%
Impact on Existing Stockholders Who Do Not Participate in the Offering
Our existing stockholders who do not participate in an offering below NAV per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate decrease (often called dilution) in the NAV of the shares they hold and their NAV per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV. This decrease could be more pronounced as the size of the offering and level of discounts increase. There is no maximum level of discount from NAV at which we may sell shares pursuant to this authority.
Impact on Existing Stockholders Who Do Participate in the Offering
Our existing stockholders who participate in the offering or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of NAV per share dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares immediately prior to the offering. The level of NAV per share dilution will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than such percentage will experience NAV per share dilution on their existing shares but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in average NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares such stockholder purchases increases. Even a stockholder who over participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience NAV per share dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases. There is no maximum level of discount from NAV at which we may sell shares pursuant to this authority.

DISTRIBUTION REINVESTMENT PLAN
    We have adopted a distribution reinvestment plan that provides for reinvestment of our distributions and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our Board authorizes, and we declare, a cash distribution, then our stockholders who have not “opted out” of our distribution reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution.
    No action is required on the part of a registered stockholder to have their cash distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company, LLC, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than 10 days prior to the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.
    Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.
    We will use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to direct the plan administrator to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the Nasdaq Global Select Market on the valuation date for such distribution. Market price per share on that date will be the closing price for such shares on the Nasdaq Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.
    There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.
    Stockholders who receive distributions in the form of stock are subject to the same U.S. federal tax consequences as are stockholders who elect to receive their distributions in cash; however, since their cash distributions will be reinvested, such stockholders will not receive cash with which to pay any applicable taxes on reinvested distributions. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.
    Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com , by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator. Such termination will be effective immediately if the participant’s notice is received by the plan administrator not less than 10 days prior to any distribution record date; otherwise, such termination will be effective only with respect to any subsequent distribution. The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at American Stock Transfer & Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, New York 10269, or by the plan administrator’s Interactive Voice Response System at (800) 937-5449.
    If you withdraw or the plan is terminated, you will receive the number of whole shares in your account under the plan and a cash payment for any fraction of a share in your account.
    If you hold your common stock with a brokerage firm that does not participate in the plan, you will not be able to participate in the plan and any distribution reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

For additional discussion regarding the tax implications of participation in the dividend reinvestment plan, see “Certain U.S. Federal Income Tax Considerations” in this Prospectus. Additional information about the dividend reinvestment plan may be obtained by contacting AST Shareholder Services Call Center toll free at (800) 937-5449.

DESCRIPTION OF OUR CAPITAL STOCK
    The following description is based on relevant portions of the DGCL and on our certificate of incorporation and bylaws. This summary is not necessarily complete, and we refer you to the DGCL and our certificate of incorporation and bylaws for a more detailed description of the provisions summarized below. We urge you to read the applicable prospectus supplement and any related free writing prospectus that we may authorize to be provided to you related to any shares of our capital stock being offered.
General
    OFS Capital, LLC was formed as a Delaware limited liability company and converted to a corporation on November 7, 2012. Under the terms of our certificate of incorporation, our authorized stock consists of 100,000,000 shares of common stock, par value $0.01 per share, and 2,000,000 shares of preferred stock, par value $0.01 per share. Our common stock is listed on The Nasdaq Global Select Market under the symbol “OFS.” The table below sets forth our capital stock as of April 23, 2021:

Title of Class	Amount Authorized	Amount Held by Company for its Account	Amount Outstanding
Common Stock, $0.01 par value per share	100,000,000	—	13,411,962
Preferred Stock, $0.01 par value per share	2,000,000	—	—
Common Stock
    All shares of our common stock have equal rights as to earnings, assets, distributions and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except when their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will not be able to elect any directors.
Preferred Stock
    Our certificate of incorporation authorizes our Board to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the Board is required by Delaware law and by our certificate of incorporation to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires that (a) immediately after issuance and before any distribution is made with respect to our common stock and before any purchase of common stock is made, our asset coverage ratio, as defined in the 1940 Act, must equal at least 200% (or 150% if certain requirements are met) of gross assets less all liabilities and indebtedness not represented by senior securities (which include all of our borrowings and any preferred stock), and (b) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Some matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions, although we have no present intent to issue any shares of preferred stock.

Provisions of the DGCL and Our Certificate of Incorporation and Bylaws
Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses
    The indemnification of our officers and directors is governed by Section 145 of the DGCL, our certificate of incorporation and bylaws. Our certificate of incorporation provides that our directors will not be liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the current DGCL or as the DGCL may hereafter be amended. DGCL Section 102(b)(7) provides that the personal liability of a director to a corporation or its stockholders for breach of fiduciary duty as a director may be eliminated except for liability (a) for any breach of the director’s duty of loyalty to the registrant or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the DGCL, relating to unlawful payment of distributions or unlawful stock purchases or redemption of stock or (d) for any transaction from which the director derives an improper personal benefit.
    Our bylaws provide for the indemnification of any person to the full extent permitted by law as currently in effect or as may hereafter be amended. In addition, we have entered into indemnification agreements with each of our directors and officers in order to effect the foregoing.
Delaware Anti-Takeover Law
    The DGCL and our certificate of incorporation and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board. These measures may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders. We believe, however, that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because the negotiation of such proposals may improve their terms.
Classified Board of Directors
    Our Board is divided into three classes of directors serving staggered three-year terms, with the term of office of only one of the three classes expiring each year. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors helps to ensure the continuity and stability of our management and policies.
Number of Directors; Removal; Vacancies
    Our certificate of incorporation provides that the number of directors will be set only by the Board in accordance with our bylaws. Our bylaws provide that a majority of our entire Board may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than four nor more than eight. Under our certificate of incorporation and bylaws, any vacancy on the Board, including a vacancy resulting from an enlargement of the Board, may be filled only by vote of a majority of the directors then in office. The limitations on the ability of our stockholders to fill vacancies could make it more difficult for a third party to acquire, or discourage a third-party from seeking to acquire, control of us.
    Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.
Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals
    Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board and the proposal of business to be considered by stockholders may be made only (a) by or at the direction of the Board, (b) pursuant to our notice of meeting or (c) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. Nominations of persons for election to the Board at a special meeting may be made only by or at the direction of the Board, and provided that the Board has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.
    The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.
Action by Stockholders
    Under the DGCL, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting, unless the certificate of incorporation provides for stockholder action by less than unanimous written consent (which our certificate of incorporation does not). These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposed until the next annual meeting.
Stockholder Meetings
    Our certificate of incorporation and bylaws provide that, except as otherwise required by law, special meetings of the stockholders can only be called by the chairman of the board, the vice chairman of the board, the president, the Board or stockholders who own of record a majority of the outstanding shares of each class of stock entitled to vote at the meeting. In addition, our bylaws establish an advance notice procedure for stockholder proposals to be brought before an annual meeting of stockholders, including proposed nominations of candidates for election to the Board. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the Board, or by a stockholder of record on the record date for the meeting who is entitled to vote at the meeting and who has delivered timely written notice in proper form to the secretary of the stockholder’s intention to bring such business before the meeting. These provisions could have the effect of delaying until the next stockholder meeting stockholder actions that are favored by the holders of a majority of our outstanding voting securities.
Conflict with 1940 Act
    Our bylaws provide that, if and to the extent that any provision of the DGCL or any provision of our certificate of incorporation or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DESCRIPTION OF OUR PREFERRED STOCK
    In addition to shares of common stock, our certificate of incorporation authorizes the issuance of preferred stock. We may issue preferred stock from time to time in one or more classes or series, without stockholder approval. Prior to issuance of shares of each class or series, our Board is required by Delaware law and by our certificate of incorporation to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any such an issuance must adhere to the requirements of the 1940 Act, Delaware law and any other limitations imposed by law.
    The 1940 Act requires that (a) immediately after issuance and before any distribution is made with respect to our common stock and before any purchase of common stock is made, our asset coverage ratio, as defined in the 1940 Act, must equal at least 200% (or 150% if certain requirements are met) of gross assets less all liabilities and indebtedness not represented by senior securities (which include all of our borrowings and any preferred stock), and (b) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Some matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions, although we have no present intent to issue any shares of preferred stock.
    For any series of preferred stock that we may issue, our Board will determine and the articles supplementary relating to such series will describe:
•the designation and number of shares of such series;
•the rate and time at which, and the preferences and conditions under which, any dividends or other distributions will be paid on shares of such series, as well as whether such dividends or other distributions are participating or non-participating;
•any provisions relating to convertibility or exchangeability of the shares of such series, including adjustments to the conversion price of such series;
•the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;
•the voting powers, if any, of the holders of shares of such series;
•any provisions relating to the redemption of the shares of such series;
•any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;
•any conditions or restrictions on our ability to issue additional shares of such series or other securities;
•if applicable, a discussion of certain U.S. federal income tax considerations; and
•any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.
    All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our Board, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which dividends or other distributions, if any, thereon will be cumulative. To the extent we issue preferred stock, the payment of dividends to holders of our preferred stock will take priority over payment of distributions to our common stockholders.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS
    The following is a general description of the terms of the subscription rights we may issue from time to time. Particular terms of any subscription rights we offer will be described in the prospectus supplement relating to such subscription rights. We urge you to read the applicable prospectus supplement and any free writing prospectus that we may authorize to be provided to you related to the subscription rights being offered.
    We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.
    A prospectus supplement will describe the particular terms of any subscription rights we may issue, including the following:
•the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);
•the title and aggregate number of such subscription rights;
•the exercise price for such subscription rights (or method of calculation thereof);
•the currency or currencies, including composite currencies, in which the price of such subscription rights may be payable;
•if applicable, the designation and terms of the securities with which the subscription rights are issued and the number of subscription rights issued with each such security or each principal amount of such security;
•the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);
•the number of such subscription rights issued to each stockholder;
•the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;
•the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);
•if applicable, the minimum or maximum number of subscription rights that may be exercised at one time;
•the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;
•any termination right we may have in connection with such subscription rights offering;
•the terms of any rights to redeem, or call such subscription rights;
•information with respect to book-entry procedures, if any;
•the terms of the securities issuable upon exercise of the subscription rights;
•the material terms of any standby underwriting, backstop or other purchase arrangement that we may enter into in connection with the subscription rights offering;
•if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights; and
•any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.
    Each subscription right will entitle the holder of the subscription right to purchase for cash or other consideration such amount of shares of common stock at such subscription price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised as set forth in the prospectus supplement beginning on the date specified therein and continuing until the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights will become void.

    Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. If less than all of the rights represented by such subscription rights certificate are exercised, a new subscription certificate will be issued for the remaining rights. Prior to exercising their subscription rights, holders of subscription rights will not have any of the rights of holders of the securities purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

DESCRIPTION OF OUR WARRANTS
    The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants and will be subject to compliance with the 1940 Act. We urge you to read the applicable prospectus supplement and any free writing prospectus that we may authorize to be provided to you related to the warrants being offered.
    We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common stock, preferred stock or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.
    A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:
•the title and aggregate number of such warrants;
•the price or prices at which such warrants will be issued;
•the currency or currencies, including composite currencies, in which the price of such warrants may be payable;
•if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;
•in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;
•in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;
•the date on which the right to exercise such warrants shall commence and the date on which such right will expire (subject to any extension);
•whether such warrants will be issued in registered form or bearer form;
•if applicable, the minimum or maximum amount of such warrants that may be exercised at any one time;
•if applicable, the date on and after which such warrants and the related securities will be separately transferable;
•the terms of any rights to redeem, or call such warrants;
•information with respect to book-entry procedures, if any;
•the terms of the securities issuable upon exercise of the warrants;
•if applicable, a discussion of certain U.S. federal income tax considerations; and
•any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.
    We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.
    Each warrant will entitle the holder to purchase for cash such common stock or preferred stock at the exercise price or such principal amount of debt securities as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the warrants offered thereby. Warrants may be exercised as set forth in the prospectus supplement beginning on the date specified therein and continuing until the close of business on the expiration date set forth in the prospectus supplement. After the close of business on the expiration date, unexercised warrants will become void.
    Upon receipt of payment and a warrant certificate properly completed and duly executed at the corporate trust office of the warrant agent or any other office indicated in the prospectus supplement, we will, as soon as practicable, forward the securities purchasable upon such exercise. If less than all of the warrants represented by such warrant certificate are exercised, a new warrant certificate will be issued for the remaining warrants. If we so indicate in the applicable prospectus supplement, holders of the warrants may surrender securities as all or part of the exercise price for warrants.
    Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive distributions, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.
    Under the 1940 Act, we may generally only offer warrants provided that (a) the warrants expire by their terms within ten years, (b) the exercise or conversion price is not less than the current market value at the date of issuance, (c) our stockholders authorize the proposal to issue such warrants, and our Board approves such issuance on the basis that the issuance is in the best interests of OFS Capital and its stockholders and (d) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF OUR DEBT SECURITIES
    We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, we urge you to read the applicable prospectus supplement and any free writing prospectus that we may authorize to be provided to you related to the series of debt securities being offered, as well as the complete indentures that contain the terms of the debt securities.
    As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and U.S. Bank National Association, a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “Events of Default - Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us.
    Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. We have filed the form of the indenture with the SEC. See “Available Information” in this Prospectus for information on how to obtain a copy of the indenture.
    A prospectus supplement, which will accompany this prospectus, will describe the particular terms of any series of debt securities being offered, including the following:
•the designation or title of the series of debt securities;
•the total principal amount of the series of debt securities;
•the percentage of the principal amount at which the series of debt securities will be offered;
•the date or dates on which principal will be payable;
•the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;
•the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;
•the terms for redemption, extension or early repayment, if any;
•the currencies in which the series of debt securities are issued and payable;
•whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;
•the place or places, if any, other than or in addition to the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;
•the denominations in which the offered debt securities will be issued;
•the provision for any sinking fund;
•any restrictive covenants;
•any Events of Default;
•whether the series of debt securities are issuable in certificated form;
•any provisions for defeasance or covenant defeasance;
•if applicable, U.S. federal income tax considerations relating to original issue discount;
•whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);
•any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•whether the debt securities are subject to subordination and the terms of such subordination;
•the listing, if any, on a securities exchange; and
•any other terms.
    The debt securities may be secured or unsecured obligations. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.
    We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, as defined in the 1940 Act, is at least equal to 200% (or 150% if certain requirements are met) immediately after each such issuance. See “Item 1. Business—Regulation” in our most recent Annual Report on Form 10-K for additional information.. In addition, while any indebtedness and other senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors—Risks Related to Our Business and Structure—Regulations governing our operation as a BDC affect our ability to and the way in which we raise additional capital. As a BDC, we will need to raise additional capital, which will expose us to risks, including the typical risks associated with leverage” in our most recent Annual Report on Form 10-K.
General
    The indenture provides that any debt securities proposed to be sold under this prospectus and the attached prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”), may be issued under the indenture in one or more series.
    For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.
    The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “Resignation of Trustee” in this Prospectus. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.
    We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.
    We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.
    We expect that we will usually issue debt securities in book entry only form represented by global securities.
Conversion and Exchange
    If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form
    We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.
Book-Entry Holders
    We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.
    Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.
    As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.
Street Name Holders
    In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.
    For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities, and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.
Legal Holders
    Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.
    For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.
    When we refer to you in this Description of Our Debt Securities, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.
Special Considerations for Indirect Holders
    If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:
•how it handles securities payments and notices;

•whether it imposes fees or charges;
•how it would handle a request for the holders’ consent, if ever required;
•whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities;
•how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests; and
•if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.
Global Securities
    As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.
    Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.
    A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “- Termination of a Global Security.” As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.
Special Considerations for Global Securities
    As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.
    If debt securities are issued only in the form of a global security, an investor should be aware of the following:
•an investor cannot cause the debt securities to be registered in his or her name and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below;
•an investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “- Issuance of Securities in Registered Form” above;
•an investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form;
•an investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective;
•the depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way;
•if we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series;
•an investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee;

•DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds; your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security; and
•financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities; there may be more than one financial intermediary in the chain of ownership for an investor; we do not monitor and are not responsible for the actions of any of those intermediaries.
Termination of a Global Security
    If a global security is terminated for any reason, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “- Issuance of Securities in Registered Form” above.
    The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the investors in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.
Payment and Paying Agents
    We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, often approximately two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”
Payments on Global Securities
    We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants.
Payments on Certificated Securities
    We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date by check mailed on the interest payment date to the holder at his or her address shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, New York and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.
    Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in New York City, on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.
Payment when Offices are Closed
    If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

    Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.
Events of Default
    You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.
    The term “Event of Default” in respect of the debt securities of your series means any of the following (unless the prospectus supplement relating to such debt securities states otherwise):
•we do not pay the principal of, or any premium on, a debt security of the series on its due date, and do not cure this default within five days;
•we do not pay interest on a debt security of the series when due, and such default is not cured within 30 days;
•we do not deposit any sinking fund payment in respect of debt securities of the series on its due date, and do not cure this default within five days;
•we remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series;
•we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 60 days;
•on the last business day of each of 24 consecutive calendar months, we have an asset coverage of less than 100%; and
•any other Event of Default in respect of debt securities of the series described in the applicable prospectus supplement occurs.
    An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it considers the withholding of notice to be in the best interests of the holders.
Remedies if an Event of Default Occurs
    If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series.
    The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.
    Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:
•the holder must give your trustee written notice that an Event of Default has occurred and remains uncured;
•the holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action;
•the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity; and
•the holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60 day period.

    However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.
    Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:
•the payment of principal, any premium or interest; or
•in respect of a covenant that cannot be modified or amended without the consent of each holder.
    Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.
    Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.
Merger or Consolidation
    Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We may also be permitted to sell all or substantially all of our assets to another entity. However, unless the prospectus supplement relating to certain debt securities states otherwise, we may not take any of these actions unless all the following conditions are met:
•where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities;
•immediately after giving effect to such transaction, no Default or Event of Default shall have happened and be continuing;
•under the indenture, no merger or sale of assets may be made if as a result any of our property or assets or any property or assets of one of our subsidiaries, if any, would become subject to any mortgage, lien or other encumbrance unless either (a) the mortgage, lien or other encumbrance could be created pursuant to the limitation on liens covenant in the indenture without equally and ratably securing the indenture securities or (b) the indenture securities are secured equally and ratably with or prior to the debt secured by the mortgage, lien or other encumbrance;
•we must deliver certain certificates and documents to the trustee; and
•we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.
Modification or Waiver
    There are three types of changes we can make to the indenture and the debt securities issued thereunder.
Changes Requiring Approval
    First, there are changes that we cannot make to debt securities without specific approval of all of the holders. The following is a list of those types of changes:
•change the stated maturity of the principal of or interest on a debt security;
•reduce any amounts due on a debt security;
•reduce the amount of principal payable upon acceleration of the maturity of a security following a default;
•adversely affect any right of repayment at the holder’s option;
•change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;
•impair your right to sue for payment;
•adversely affect any right to convert or exchange a debt security in accordance with its terms;
•modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;
•reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

•reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;
•modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and
•change any obligation we have to pay additional amounts.
Changes Not Requiring Approval
    The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.
Changes Requiring Majority Approval
    Any other change to the indenture and the debt securities would require the following approval:
•if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and
•if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.
    The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “- Changes Requiring Approval.”
Further Details Concerning Voting
    When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:
•for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;
•for debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement; and
•for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.
    Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “Defeasance - Full Defeasance.”
    We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.
    Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.
Defeasance
    The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.
Covenant Defeasance
    Under current U.S. federal tax law, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions as described under the “Indenture Provisions - Subordination” section below. In order to achieve covenant defeasance, we must do the following:
•if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates;
•we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity; and
•we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.
    If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.
Full Defeasance
    If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:
•if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.
•we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit; and
•we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.
    If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under “Indenture Provisions - Subordination.”
Form, Exchange and Transfer of Certificated Registered Securities
    Holders may exchange their certificated securities, if any, for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.
    Holders may exchange or transfer their certificated securities, if any, at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.
    Holders will not be required to pay a service charge to transfer or exchange their certificated securities, if any, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

    If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.
    If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.
Resignation of Trustee
    Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.
Indenture Provisions - Subordination
    Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all senior indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on senior indebtedness has been made or duly provided for in money or money’s worth.
    In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all senior indebtedness is paid in full, the payment or distribution must be paid over to the holders of the senior indebtedness or on their behalf for application to the payment of all the senior indebtedness remaining unpaid until all the senior indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the senior indebtedness. Subject to the payment in full of all senior indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the senior indebtedness to the extent of payments made to the holders of the senior indebtedness out of the distributive share of such subordinated debt securities.
    By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.
    Senior indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:
•our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities; and
•renewals, extensions, modifications and refinancings of any of this indebtedness.
    If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our senior indebtedness outstanding as of a recent date.
The Trustee under the Indenture
    U.S. Bank National Association will serve as the trustee under the indenture.
Certain Considerations Relating to Foreign Currencies
    Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

REGULATION
The information in “Item 1. Business — Regulation” of our most recent Annual Report on Form 10-K is incorporated by reference herein.

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS
    The following discussion is a general summary of certain material United States federal income tax considerations relating to our qualification and taxation as a RIC and the acquisition, ownership, and disposition of our common stock, but does not purport to be a complete description of the income tax considerations relating thereto. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of investors subject to special treatment under U.S. federal income tax laws, including investors subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, financial institutions, traders in securities that elect to use the mark-to-market method of accounting for securities holdings, United States expatriates, United States persons with a functional currency other than the U.S. dollar, persons that hold notes as part of an integrated investment (including a “straddle”), “controlled foreign corporations,” “passive foreign investment companies,” or corporations that accumulate earnings to avoid United States federal income tax. This summary is limited to beneficial owners of our common stock that will hold such stock as a capital asset (within the meaning of the Code). The discussion is based upon the Code, temporary and final U.S. Treasury regulations, and administrative and judicial interpretations, each as of the date hereof and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service (the “IRS”) regarding our common stock. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state, or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.
    This summary does not discuss the consequences of an investment in our subscription rights, debt securities, or warrants representing rights to purchase shares of our preferred stock, common stock, or debt securities or as units in combination with such securities. The U.S. federal income tax consequences of such an investment will be discussed in the relevant prospectus supplement.
A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for United States federal income tax purposes:
•A citizen or individual resident of the United States including an alien individual who is a lawful permanent resident of the United States or meets the “substantial presence” test under Section 7701(b) of the Code;
•A corporation or other entity taxable as a corporation, for United States federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;
•A trust if: (i) a court in the United States has primary supervision over its administration and one or more U.S. persons have authority to control all substantial decisions of such trust, or (ii) such trust validly elects to be treated as a U.S. person for federal income tax purposes; or
•An estate, the income of which is subject to United States federal income taxation regardless of its source.
A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a partnership for United States federal income tax purposes or a U.S. stockholder.
    If a partnership (including an entity treated as a partnership for United States federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partnership should consult its own tax advisors with respect to the tax considerations to its partners of the purchase, ownership and disposition of shares of our common stock.
Tax matters are very complicated and the tax consequences to an investor of an investment our shares will depend on the facts of their particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.
Election to be Taxed as a RIC
    We have elected to be taxed as a RIC under Subchapter M of the Code. As a RIC, we are not required to pay corporate-level federal income taxes on any income that we distribute to our stockholders from our otherwise taxable earnings and profits. To maintain our qualification as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements, as described below. In addition, to receive RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income” as defined by the Code (“ICTI”), which is generally our net ordinary income plus our net short-term capital gains in excess of net long-term capital losses, if any (the “Annual Distribution Requirement”). The excess of net long-term capital gains over net short-term capital losses, if any

(“Net Capital Gains”), are not a component of the Annual Distribution Requirement, but impacts taxable income if not distributed as discussed below.
Taxation as a RIC
If we:
•maintain our qualification as a RIC; and
•satisfy the Annual Distribution Requirement;
then we will not be subject to U.S. federal income tax on the portion of our ICTI or Net Capital Gains we distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any ICTI or Net Capital Gain not distributed (or deemed distributed) to our stockholders.
    We are also subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year (or, if we so elect, for that calendar year) and (3) any income recognized, but not distributed, in preceding years and on which we paid no federal income tax (the “Excise Tax Avoidance Requirement”). We may choose to retain a portion of our ordinary income and/or capital gain net income in any year and pay the 4% U.S. federal excise tax on the retained amounts.
In order to maintain our qualification as a RIC for federal income tax purposes, we must, among other things:
•continue to qualify as a BDC under the 1940 Act at all times during each taxable year;
•derive in each taxable year at least 90% of our gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities, or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to our business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships,” as such term is defined in the Code (the “90% Income Test”); and
•diversify our holdings so that at the end of each quarter of the taxable year:
•at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of our assets and 10% of the outstanding voting securities of such issuer; and
•no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that we control (as determined under applicable tax rules) and that are engaged in the same, similar or related trades or businesses or of one or more qualified publicly traded partnerships (the “Diversification Tests”).
    We may invest in partnerships, including qualified publicly traded partnerships, which may result in our being subject to state, local or foreign income taxes, franchise taxes, or withholding liabilities.
    We are required to recognize ICTI in circumstances in which we have not received a corresponding payment in cash. For example, we hold debt obligations that are treated under applicable tax rules as issued with original issue discount (“OID”) and debt instruments with PIK interest, and we must include in ICTI each year the portion of the OID and PIK interest that accrues for that year (as it accrues over the life of the obligation), irrespective of the fact the cash representing such income is received by us in that taxable year. The continued recognition of non-cash ICTI may cause difficulty in meeting the Annual Distribution Requirement. We may be required to sell investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital, or forgo new investment opportunities to meet this requirement. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.
    Some of the income and fees that we recognize would result in ICTI that would not be “qualifying income” for the 90% Income Test. In order to ensure that such income and fees do not disqualify us as a RIC for a failure to satisfy the 90% Income Test, we recognize such income and fees directly or indirectly through one or more entities taxed as corporations for U.S. federal income tax purposes. Such corporations are required to pay U.S. corporate income tax on their earnings, which ultimately reduces our return on such income and fees.
    We are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.
    In addition, we will be partially dependent on our subsidiaries for cash distributions to enable us to meet the RIC distribution requirements. Some of our subsidiaries may be limited by the Small Business Investment Act of 1958, and SBA regulations, from making certain distributions to us that may be necessary to maintain our tax treatment as a RIC. We may have to request a waiver of the SBA’s restrictions for our subsidiaries to make certain distributions to maintain our RIC tax treatment. We cannot assure you that the SBA will grant such waiver. If our subsidiaries are unable to obtain a waiver, compliance with the SBA regulations may cause us to fail to qualify for tax treatment as a RIC, which would result in us becoming subject to corporate-level federal income tax.
    Certain of our investment practices may be subject to special and complex federal income tax provisions that may, among other things, (1) treat dividends that would otherwise qualify for the dividends received deduction or constitute qualified dividend income as ineligible for such treatment, (2) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (3) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (4) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (5) cause us to recognize income or gain without receipt of a corresponding distribution of cash, (6) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (7) adversely alter the characterization of certain complex financial transactions and (8) produce income that will not be considered “qualifying income” for purposes of the 90% Income Test. We will monitor our transactions and may make certain tax elections to mitigate the potential adverse effect of these provisions, but there can be no assurance that any adverse effects of these provisions will be mitigated.
    The remainder of this discussion assumes that we maintain our qualification as a RIC and have satisfied the Annual Distribution Requirement.
    A RIC is limited in its ability to deduct expenses in excess of its ICTI. If our expenses in a given year exceed gross taxable income, we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset ICTI, not Net Capital Gains. Due to these limits on the deductibility of expenses, we may for tax purposes have aggregate taxable income for several years that we are required to distribute and that is taxable to our stockholders even if such income is greater than the aggregate net income we actually earned during those years. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions.
    Investment income received from sources within foreign countries, or capital gains earned by investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle us to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of our assets to be invested within various countries is not now known. We do not anticipate being eligible for the special election that allows a RIC to treat foreign income taxes paid by such RIC as paid by its stockholders.
    If we purchase shares in a “passive foreign investment company” (a “PFIC”), we may be subject to federal income tax on our allocable share of a portion of any “excess distribution” received on, or any gain from the disposition of, such shares even if our allocable share of such income is distributed as a taxable dividend to its stockholders. Additional charges in the nature of interest generally will be imposed on us in respect of deferred taxes arising from any such excess distribution or gain. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, we will be required to include in income each year our proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Alternatively, we may be able to elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income our allocable share of any increase in the value of such shares, and as ordinary loss our allocable share of any decrease in such value to the extent that any such decrease does not exceed prior increases included in its income. Under either election, we may be required to recognize in a year income in excess of distributions from PFICs and proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% excise tax. We intend to limit and/or manage our holdings in PFICs to minimize our liability for any taxes and related interest charges.

    Foreign exchange gains and losses realized by us in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to our stockholders.
Taxation of U.S. Stockholders
    Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our ICTI will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares of common stock. To the extent such distributions paid by us to non-corporate U.S. stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions may be reported by us as “qualified dividend income,” or Qualifying Dividends, eligible to be taxed in the hands of non-corporate stockholders at the rates applicable to long-term gains, provided certain holding period and other requirements are met at both the stockholder and company levels. In this regard, it is anticipated that distributions paid by us generally will not be attributable to dividends and, therefore, generally will not be Qualifying Dividends. Distributions of our Net Capital Gains, properly reported by us as “capital gain dividends”, will be taxable to a U.S. stockholder as long-term capital gains which are currently taxable at a maximum rate of 20% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her, or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.
    We may decide to retain some or all of our Net Capital Gains but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her, or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her, or its allocable share of the tax paid thereon by us. Because we expect to pay tax on any retained capital gains at our regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain distribution. Such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations, or refunded to the extent it exceeds the stockholder’s liability for federal income tax. A stockholder that is not subject to U.S. federal income tax or otherwise not required to file a federal income tax return would be required to file a federal income tax return on the appropriate form to claim a refund for the taxes we paid. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her, or its common stock. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our ICTI as a “deemed distribution.”
    In accordance with certain applicable Treasury regulations and published guidance by the IRS, a publicly offered RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all stockholders must be at least 20% of the aggregate declared distribution. If too many stockholders elect to receive cash, the cash available for distribution must be allocated among the shareholders electing to receive cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than the lesser of (a) the portion of the distribution such shareholder has elected to receive in cash or (b) an amount equal to his or her entire distribution times the percentage limitation on cash available for distribution. If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock.
    For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, may be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.
    If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her, or its investment.

    A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her, or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her, or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition, in which case the basis of the shares acquired will be adjusted to reflect the disallowed loss.
    In general, individual U.S. stockholders currently are subject to a reduced maximum federal income tax rate of 20% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. In addition, individuals with modified adjusted gross incomes in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate U.S. stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.
    We will report to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 20% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.
    We may be required to withhold federal income tax, or backup withholding, from all distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the IRS.
    As discussed in more detail below, under “Taxation of Non-U.S. Stockholders,” U.S. stockholders that hold their common stock through foreign accounts or intermediaries will be subject to U.S. withholding tax at a rate of 30% on dividends if certain disclosure requirements related to U.S. accounts are not satisfied.
Dividend Reinvestment Plan
    We have adopted a dividend reinvestment plan through which dividend distributions are paid to our stockholders in the form of additional shares of our common stock, unless a stockholder elects to receive cash in accordance with the terms of the plan. Any distributions made to a U.S. stockholder that are reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted tax basis in the additional shares of our common stock purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the stockholder’s account.
Taxation of Non-U.S. Stockholders
    Whether an investment in our shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in our shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in our common stock.
    Distributions of our ICTI to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)
    However, no withholding is required with respect to certain distributions if: (i) the distributions are properly reported to our stockholders as “interest-related dividends” or “short-term capital gain dividends” in written statements to our stockholders, (ii) the distributions are derived from sources specified in the Code for such dividends, and (iii) certain other requirements are satisfied. Currently, we do not anticipate that any significant amount of our distributions would be reported as eligible for this exemption from withholding.
    Actual or deemed distributions of our Net Capital Gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States, or (ii) the Non-U.S. stockholder is an individual that is present in the United States for 183 days or more during the taxable year.
    If we distribute our Net Capital Gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.
    Legislation commonly referred to as “FATCA” imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions that either fail to enter into an agreement with the United States Treasury to report certain required information with respect to accounts held by United States persons (or held by foreign entities that have U.S. persons as substantial owners), or that reside in jurisdictions that have not entered into intergovernmental agreements with the United States to provide such information. The types of income subject to the tax include U.S. source interest and dividends. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, FATCA also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. When these provisions become effective, depending on the status of a Non-U.S. Holder and the status of the intermediaries through which they hold their shares, Non-U.S. Holders could be subject to this 30% withholding tax with respect to distributions on their shares and proceeds from the sale of their shares. Under certain circumstances, a Non-U.S. Holder might be eligible for refunds or credits of such taxes.
    A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.
    Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.
Failure to Qualify as a RIC
    If we are unable to maintain our qualification as a RIC, we will be subject to tax on all of our ICTI and Net Capital Gains at regular corporate rates; we would not receive a dividend deduction for any distributions to our stockholders. Distributions would not be required, and any distributions would be taxable to our stockholders as ordinary dividend income that would, for qualifying non-corporate U.S. stockholders, be eligible for the current 20% maximum rate to the extent of our current and accumulated earnings and profits (subject to limitations under the Code). Subject to certain limitations under the Code, corporate distributions would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis (reducing that basis accordingly), and any remaining distributions would be treated as a capital gain. To qualify again to be taxed as a RIC in a subsequent year, we would be required to distribute to our stockholders our earnings and profits attributable to non-RIC years. In addition, if we failed to qualify as a RIC for a period greater than two taxable years, then we would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if we had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of five years, in order to qualify as a RIC in a subsequent year.

PLAN OF DISTRIBUTION
    We may offer, from time to time, in one or more offerings or series, up to $200.0 million of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts or a combination of these methods. We may sell the securities directly or through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; any expenses we incur in connection with the sale of such securities; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by the prospectus supplement.
    The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of our voting securities or (3) under such circumstances as the SEC may permit. The price at which securities may be distributed may represent a discount from prevailing market prices.
    In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Our common stockholders will bear, directly or indirectly, the expenses of any offering of our securities, including debt securities. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum amount of any compensation to be received by any member of the Financial Industry Regulatory Authority or independent broker-dealer will not be greater than 10% of the gross proceeds of the sale of securities offered pursuant to this prospectus and any applicable prospectus supplement. We may also reimburse the underwriter or agent for certain fees and legal expenses incurred by it.
    Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.
    Any underwriters that are qualified market makers on the Nasdaq Global Select Market may engage in passive market making transactions in our common stock on the Nasdaq Global Select Market in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

    We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.
    Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on the Nasdaq Global Select Market. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.
    Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of shares of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.
    If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.
    We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.
    In order to comply with the securities laws of certain states, if applicable, securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR
    Our securities are held by U.S. Bank National Association pursuant to a custody agreement. The principal business address of U.S. Bank National Association is One Federal Street, 3 rd Floor, Boston, MA 02110, telephone: (617) 603-6538. American Stock Transfer & Trust Company, LLC serves as our transfer agent, distribution paying agent and registrar. The principal business address of American Stock Transfer & Trust Company, LLC is 6201 15th Avenue, Brooklyn, NY 11219.

BROKERAGE ALLOCATION AND OTHER PRACTICES
    Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. Subject to policies established by our Board, OFS Advisor is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. OFS Advisor does not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for us under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While OFS Advisor generally seeks reasonably competitive trade execution costs, we may not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements and consistent with Section 28(e) of the Exchange Act, OFS Advisor may select a broker based upon brokerage or research services provided to OFS Advisor and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if OFS Advisor determines in good faith that such commission is reasonable in relation to the services provided. For the years ended December 31, 2020, 2019 and 2018, we did not pay any brokerage commissions.

LEGAL MATTERS
    Certain legal matters in connection with the securities offered hereby will be passed upon for us by Eversheds Sutherland (US) LLP, Washington, DC. Certain legal matters in connection with the offering will be passed upon for the underwriters, if any, by the counsel named in the prospectus supplement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
    KPMG LLP (“KPMG”), located at 200 E. Randolph St., Suite 5500, Chicago, IL, 60601, is our independent registered accounting firm.
    The audited consolidated financial statements of the Company appearing in our Annual Report on Form 10-K for the year ended December 31, 2020 and incorporated in this prospectus by reference have been audited by and reported upon by KPMG. Such consolidated financial statements are incorporated by reference in reliance on the report of KPMG given on their authority as experts in accounting and auditing. The senior securities table of the Company, incorporated in this prospectus by reference, has been so included in reliance upon the report of KPMG as stated in their report incorporated by reference into the registration statement of which this prospectus is part.
    BDO USA, LLP (“BDO”), located at 330 N. Wabash Ave, Suite 3600, Chicago, IL 60610, is our former independent registered accounting firm.
    The audited consolidated financial statements of the Company appearing in our Annual Report on Form 10-K for the year ended December 31, 2018 and incorporated in this prospectus by reference have been audited by and reported upon by BDO. Such consolidated financial statements are incorporated by reference in reliance on the report of BDO given on their authority as experts in accounting and auditing. The senior securities table of the Company, incorporated in this prospectus by reference, has been so included in reliance upon the report of BDO as stated in their report incorporated by reference into the registration statement of which this prospectus is part.

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
On March 15, 2019, our Board dismissed BDO USA, LLP (“BDO”), located at 330 N. Wabash Ave, Suite 3600, Chicago, IL 60610, as our independent registered public accounting firm. The Board’s decision to dismiss BDO was recommended by the audit committee of the Board.
BDO served as our independent registered public accounting firm for the fiscal years ended December 31, 2018 and 2017. The audit reports of BDO on our consolidated financial statements as of and for the years ended December 31, 2018 and 2017 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The audit report of BDO on the effectiveness of internal control over financial reporting as of December 31, 2018 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. The audit report of BDO on the effectiveness of internal control over financial reporting as of December 31, 2017 was an adverse opinion due to the material weakness identified regarding our internal controls related to the reliability of financial information reported by portfolio companies that is used as financial inputs in our investment valuations as disclosed in our Annual Report on Form 10-K for the year ended December 31, 2017 as filed with the SEC on March 12, 2018.
During our two most recent fiscal years and the subsequent period preceding March 15, 2019, there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused it to make reference to the subject matter of such disagreements in connection with its reports, nor were there any “reportable events”, as such term is described in Item 304(a)(1)(v) of Regulation S-K promulgated under the Exchange Act.
On March 15, 2019, upon the recommendation of the audit committee, the Board approved the engagement of KPMG LLP to serve as our independent registered accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2019. KPMG’s principal business address is 200 E. Randolph St., Suite 5500, Chicago, IL, 60601.
    During the two most recent fiscal years and through March 15, 2019, the date of the engagement of KPMG, we did not, nor did any person acting on our behalf, consult with KPMG with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements or (ii) any matter that was either the subject of a disagreement or a reportable event as such terms are described in Items 304(a)(1)(iv) or 304(a)(1)(v), respectively, of Regulation S-K promulgated under the Exchange Act.
INCORPORATION BY REFERENCE
This prospectus is part of a registration statement that we have filed with the SEC. The information incorporated by reference is considered to be part of this prospectus, and later information that we file with the SEC will automatically update and supersede this information.We incorporate by reference the documents listed below, and any reports and other documents we subsequently file pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act prior to the termination of the offering of the securities covered by this prospectus, including all such documents we may file with the SEC after the date of this registration statement and prior to its effectiveness, will also be incorporated by reference into this prospectus and deemed to be part of this prospectus from the date of the filing of such reports and documents; provided, however, that information “furnished” under Item 2.02 or Item 7.01 of Form 8-K, or other information “furnished” to the SEC, which is not deemed filed is not and will not be incorporated by reference:
•our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, filed with the SEC on March 5, 2021;
•    our Definitive Proxy Statement on Schedule 14A (Annual Meeting), filed with the SEC on April 28, 2020;
•    our Definitive Proxy Statement on Schedule 14A (Special Meeting), filed with the SEC on April 28, 2020;
•    our Current Reports on Form 8-K, filed with the SEC on January 8, 2021, February 10, 2021, February 19, 2021 and March 18, 2021; and
•    the description of our Common Stock referenced in our Registration Statement on Form 8-A, filed with the SEC on November 7, 2012, including any amendment or report filed for the purpose of updating such description prior to the termination of the offering of the common stock registered hereby.
 To obtain copies of these filings, see “Available Information” in this Prospectus.
AVAILABLE INFORMATION
    We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our securities offered by this prospectus. The registration statement contains additional information about us and our securities being offered by this prospectus.
    We will file with or submit to the SEC periodic and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. We maintain a website at http://www.ofscapital.com and make all of our periodic and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. Information contained on our website is not incorporated into this prospectus, and you should not consider information on our website to be part of this prospectus. The SEC maintains a website that contains reports, proxy and information statements and other information we file with the SEC at www.sec.gov . Copies of these reports, proxy and information statements and other information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

OFS CAPITAL
CORPORATION

$200,000,000

Common Stock
Preferred Stock
Warrants
Subscription Rights
Debt Securities

PROSPECTUS
        , 2021

PART C - OTHER INFORMATION
ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS
1. Financial Statements
The consolidated financial statements for the years ended December 31, 2020, 2019, 2018 and for each of the three years in the period ended December 31, 2020 have been incorporated by reference in this registration statement in “Part A--Information Required in a Prospectus.”
2. Exhibits

(a)(1)
Certificate of Incorporation of OFS Capital Corporation (incorporated by reference to Exhibit (a)(2) to Pre-Effective Amendment No. 3 to the Company’s Registration Statement on Form N-2 (File No. 333-166363) filed on March 18, 2011).

(a)(2)	Certificate of Correction to Certificate of Incorporation of OFS Capital Corporation (incorporated by reference to Exhibit 3.3 to the Company’s Annual Report on Form 10-K filed on March 26, 2013).
(b)
Bylaws of OFS Capital Corporation (incorporated by reference to Exhibit (b)(2) to Pre-Effective Amendment No. 3 to the Company’s Registration Statement on Form N-2 (File No. 333-166363) filed on March 18, 2011).

(c)	Not applicable
(d)(1)
Form of Stock Certificate of OFS Capital Corporation (incorporated by reference to Exhibit (d) to Pre-Effective Amendment No. 3 to the Company’s Registration Statement on Form N-2 (File No. 333-166363) filed on March 18, 2011).

(d)(2)	Form of Base Indenture (incorporated by reference to Exhibit (d)(1) to the Company’s Registration Statement on Form N-2 (File No. 333-200376) filed on November 19, 2014).
(d)(3)	Statement of Eligibility of Trustee on Form T-1 (1)
(d)(4)
Form of Warrant Agreement (incorporated by reference to Exhibit (d)(3) to Pre-Effective Amendment No. 1 to the Company’s Registration Statement on Form N-2 (File No. 333-200376) filed on December 16, 2014).

(d)(5)
Form of Subscription Agent Agreement (incorporated by reference to Exhibit (d)(4) to Pre-Effective Amendment No. 1 to the Company’s Registration Statement on Form N-2 (File No. 333-200376) filed on December 16, 2014).

(d)(6)
Form of Subscription Certificate (incorporated by reference to Exhibit (d)(5) to Pre-Effective Amendment No. 1 to the Company’s Registration Statement on Form N-2 (File No. 333-200376) filed on December 16, 2014).

(d)(7)
Form of Certificate of Designation (incorporated by reference to Exhibit (d)(6) to Pre-Effective Amendment No. 1 to the Company’s Registration Statement on Form N-2 (File No. 333-200376) filed on December 16, 2014).

(d)(8)
Third Supplemental Indenture dated as of October 15, 2019 between OFS Capital Corporation and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit (d)(12) to Post-Effective Amendment No. 6 to the Company’s Registration Statement on Form N-2 (File No. 333-22419) filed on October 15, 2019).

(d)(9)
Form of 5.95% Note due 2026 (incorporated by reference to Exhibit (d)(12), and Exhibit A therein, to Post-Effective Amendment No. 6 to the Company’s Registration Statement on Form N-2 (File No. 333-22419) filed on October 15, 2019).

(d)(10)
Fourth Supplemental Indenture dated as of September 18, 2020 between OFS Capital Corporation and U.S. National Bank Association, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on September 18, 2020).

(d)(11)	Form of 6.25% Note due 2023 (incorporated by reference to Exhibit 4.1, and Exhibit A therein, to the Company’s Current Report on Form 8-K filed on September 18, 2020).
(d)(12)
Fifth Supplemental Indenture dated as of February 10, 2021 between OFS Capital Corporation and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on February 10, 2021).

(d)(13)	Form of 4.75% Note due 2026 (incorporated by reference to Exhibit 4.1, and Exhibit A therein, to the Company’s Current Report on Form 8-K filed on February 10, 2021).
(e)
Form of Dividend Reinvestment Plan (incorporated by reference to Exhibit (e) to Pre-Effective Amendment No. 3 to the Company’s Registration Statement on Form N-2 (File No. 333-166363) filed on March 18, 2011).

(f)	Not applicable
(g)
Investment Advisory and Management Agreement between OFS Capital Corporation and OFS Capital Management, LLC (incorporated by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed on November 7, 2014).

(h)(1)
Underwriting Agreement dated April 11, 2018 by and among OFS Capital Corporation, OFS Capital Management, LLC, OFS Capital Services, LLC and the Underwriters named therein (incorporated by reference to Exhibit (h)(3) to Post-Effective Amendment No. 2 to the Company’s Registration Statement on Form N-2 (File No. 333-217302) filed on April 16, 2018.

(h)(2)
Underwriting Agreement dated October 11, 2018 by and among OFS Capital Corporation, OFS Capital Management, LLC, OFS Capital Services, LLC and the Underwriters named therein (incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 2 to the Company’s Registration Statement on Form N-2 (File No. 333-222419) filed on October 16, 2018.

(h)(3)
Underwriting Agreement dated October 9, 2019 by and among OFS Capital Corporation, OFS Capital Management, LLC, OFS Capital Services, LLC and the Underwriters named therein (incorporated by reference to Exhibit (h)(3) to Post-Effective Amendment No. 6 to the Company’s Registration Statement on Form N-2 (File No. 333-222419) filed on October 15, 2019.

(i)	Not applicable
(j)	Form of Custody Agreement (incorporated by reference to Exhibit (j) to Pre-Effective Amendment No. 3 to the Company’s Registration Statement on Form N-2 (File No. 333-166363) filed on March 18, 2011).
(k)(1)
Administration Agreement between OFS Capital Corporation and OFS Capital Services, LLC (incorporated by reference to Exhibit (e) to Pre-Effective Amendment No. 3 to the Company’s Registration Statement on Form N-2 (File No. 333-166363) filed on March 18, 2011).

(k)(2)
License Agreement between the OFS Capital Corporation and Orchard First Source Asset Management, LLC (incorporated by reference to Exhibit (k)(2) to Pre-Effective Amendment No. 3 to the Company’s Registration Statement on Form N-2 (File No. 333-166363) filed on March 18, 2011).

(k)(3)
Form of Indemnification Agreement between OFS Capital Corporation and each of its directors and executive officers (incorporated by reference to Exhibit (k)(10) to Pre-Effective Amendment No. 3 to the Company’s Registration Statement on Form N-2 (File No. 333-166363) filed on March 18, 2011).

(k)(4)
Form of Registration Rights Agreement between OFS Capital Corporation and Orchard First Source Asset Management, LLC (incorporated by reference to Exhibit (k)(11) to Pre-Effective Amendment No. 7 to the Company’s Registration Statement (File No. 333-166363) filed on July 24, 2012).

(k)(5)	Promissory Note between OFS Capital Corporation and Pacific Western Bank dated November 5, 2015 (incorporated by reference to the Company’s Quarterly Report on Form 10-Q filed on November 6, 2015).
(k)(6)
Business Loan Agreement between OFS Capital Corporation and Pacific Western Bank, dated April 10, 2019 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on April 15, 2019).

(k)(7)
Change in terms to the Business Loan Agreement between OFS Capital Corporation and Pacific Western Bank dated April 10, 2019 (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on April 15, 2019).

(k)(8)
Commercial Guaranty Agreement among OFS Capital Corporation, OFSCC-MB, Inc., and Pacific Western Bank dated April 10, 2019 (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed on April 15, 2019).

(k)(9)
Amendment One to the Business Loan Agreement between OFS Capital Corporation and Pacific Western Bank dated June 26, 2020 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on July 2, 2020).

(k)(10)
Amendment Two to the Business Loan Agreement between OFS Capital Corporation and Pacific Western Bank dated July 29, 2020 (incorporated by reference to Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q filed on July 31, 2020).

(k)(11)
Amendment Three to the Business Loan Agreement between OFS Capital Corporation and Pacific Western Bank dated October 7, 2020 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on October 9, 2020).

(k)(12)
Amendment Four to the Business Loan Agreement between OFS Capital Corporation and Pacific Western Bank dated February 17, 2021 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on February 19, 2021).

(k)(13)
Change in Terms to the Business Loan Agreement between OFS Capital Corporation and Pacific Western Bank dated February 17, 2021 (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on February 19, 2021).

(k)(14)
Revolving Credit and Security Agreement by and among OFSCC-FS, LLC, as borrower, the lenders from time to time parties thereto, BNP Paribas, as administrative agent, OFSCC-FS Holdings LLC, as equityholder, OFS Capital Corporation, LLC, as servicer, and Citibank, N.A., as collateral agent, dated June 20, 2019 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on June 24, 2019).

(k)(15)
Securities Account Control Agreement by and among OFSCC-FS, LLC, as pledgor, BNP Paribas, as administrative agent, and Citibank, N.A., as secured party and securities intermediary, dated June 20, 2019 (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on June 24, 2019).

(k)(16)
Custodian and Loan Administration Agreement by and among OFSCC-FS, LLC, Citibank, N.A., as custodian, and Virtus Group, LP, as collateral administrator, dated June 20, 2019 (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on June 24, 2019).

(k)(17)
Loan Sale and Contribution Agreement by and between OFSCC-FS, LLC, as the buyer, and OFSCC-FS Holdings, LLC, as the seller, dated June 20, 2019 (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed on June 24, 2019).

(l)(1)	Opinion and Consent of Eversheds Sutherland (US) LLP (2)
(m)	Not applicable
(n)(1)	Consent of BDO USA, LLP (1)
(n)(2)	Report of BDO USA, LLP (incorporated by reference to Exhibit 99.2 of the Company’s Annual Report on Form 10-K, filed on March 5, 2021).
(n)(3)	Consent of KPMG LLP (1)
(n)(4)	Report of KPMG LLP (incorporated by reference to Exhibit 99.1 of the Company’s Annual Report on Form 10-K, filed on March 5, 2021).
(o)	Not applicable
(p)	Not applicable
(q)	Not applicable
(r)
Restated Code of Ethics of OFS Capital Corporation and OFS Advisor (incorporated by reference to Exhibit (r) to Pre-Effective Amendment No. 1 to the Company’s Registration Statement on Form N-2 (File No. 333-236517) filed on April 8, 2020).

    (1)     Filed herewith.
(2)    To be filed by amendment.
ITEM 26. MARKETING ARRANGEMENTS
    The information contained under the heading “Plan of Distribution” on this Registration Statement is incorporated herein by reference and any information concerning any underwriters for a particular offering will be contained in the prospectus supplement related to that offering.
ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

SEC registration fee	21,820	*
FINRA filing fee	22,300	*
Nasdaq Global Select Market listing fee	50,000
Printing and postage	25,000
Legal fees and expenses	100,000
Accounting fees and expenses	100,000
Miscellaneous expenses	25,000
Total	$344,120
Note: All listed amounts are estimates, except for the SEC registration fee and FINRA filing fee.
*    This amount has been offset against filing fees associated with unsold securities registered under a previous registration statement.
ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL
    The following entities are wholly-owned operating subsidiaries of the Company:
•OFS SBIC I GP, LLC, a Delaware limited liability company.
•OFS SBIC I, LP, a Delaware limited partnership.
•OFSCC-FS Holdings, LLC, a Delaware limited liability company.
•OFSCC-FS, LLC, a Delaware limited liability company.
•OFSCC-MB, Inc., a Delaware corporation.

ITEM 29. NUMBER OF HOLDERS OF SECURITIES
    The following table sets forth the number of record holders of the Registrant’s common stock at April 23, 2021.

Title of Class	Number of Record Holders
Common Stock, par value $0.01 per share	2
6.25% Notes due 2023	1
5.95% Notes due 2026	1
4.75% Notes due 2026	1
ITEM 30. INDEMNIFICATION
    The information contained under the heading “Description of Our Capital Stock” is incorporated herein by reference.
    As permitted by Section 102 of the General Corporation Law of the State of Delaware, or the DGCL, the Registrant has adopted provisions in its certificate of incorporation, as amended, that limit or eliminate the personal liability of its directors for a breach of their fiduciary duty of care as a director. The duty of care generally requires that, when acting on behalf of the corporation, directors exercise an informed business judgment based on all material information reasonably available to them. Consequently, a director will not be personally liable to the Registrant or its stockholders for monetary damages or breach of fiduciary duty as a director, except for liability for: any breach of the director’s duty of loyalty to the Registrant or its stockholders; any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law; any act related to unlawful stock repurchases, redemptions or other distributions or payment of dividends; or any transaction from which the director derived an improper personal benefit. These limitations of liability do not affect the availability of equitable remedies such as injunctive relief or rescission.
    The Registrant’s certificate of incorporation and bylaws provides that all directors, officers, employees and agents of the registrant shall be entitled to be indemnified by us to the fullest extent permitted by the DGCL, subject to the requirements of the 1940 Act. Under Section 145 of the DGCL, the Registrant is permitted to offer indemnification to its directors, officers, employees and agents.
    Section 145(a) of the DGCL provides, in general, that a corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation), because the person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of any other enterprise. Such indemnity may be against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding, if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and if, with respect to any criminal action or proceeding, the person did not have reasonable cause to believe the person’s conduct was unlawful.
    Section 145(b) of the DGCL provides, in general, that a corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor because the person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of any other enterprise, against any expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.
    Section 145(g) of the DGCL provides, in general, that a corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of any other enterprise, against any liability asserted against the person in any such capacity, or arising out of the person’s status as such, regardless of whether the corporation would have the power to indemnify the person against such liability under the provisions of the law. The Registrant carries liability insurance for the benefit of its directors and officers (other than with respect to claims resulting from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office) on a claims-made basis.
    The investment management agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Advisor and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Advisor’s services under the investment management agreement or otherwise as an investment adviser of the Registrant.
    The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Administrator and its officers, manager, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Administrator’s services under the Administration Agreement or otherwise as administrator for the Registrant.
    Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in the successful defense of an action suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is again public policy as expressed in the Act and will be governed by the final adjudication of such issue.
    The Registrant has agreed to indemnify the underwriters against specified liabilities for actions taken in their capacities as such, including liabilities under the Securities Act.
ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
    A description of any other business, profession, vocation or employment of a substantial nature in which OFS Advisor, and each managing director, director or executive officer of OFS Advisor, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management.” Additional information regarding the OFS Advisor and its officers and directors is set forth in its Form ADV, as filed with the SEC (File No. 801-71366), and is incorporated herein by reference.
ITEM 32. LOCATION OF ACCOUNTS AND RECORDS
    All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:
1.OFS Capital Corporation, 10 S. Wacker Drive, Suite 2500, Chicago, IL, 60606;
2.the transfer agent, American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219;
3.the custodian, U.S. Bank National Association, One Federal Street, 3rd Floor, Boston, MA 02110; and
4.OFS Capital Management, LLC, 10 S. Wacker Drive, Suite 2500, Chicago, IL, 60606.
ITEM 33. MANAGEMENT SERVICES
    Not applicable.
ITEM 34. UNDERTAKINGS
1.    Not applicable.
2.    Not applicable.

3.    The Registrant hereby undertakes:
(a)    That, for the purpose of determining any liability under the Securities Act, each post-effective amendment to the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and
(b)    To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;
(c)    That, for the purpose of determining liability under the Securities Act to any purchaser that:
    (i) if the Registrant is relying on Rule 430B:
(A) Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and
(B) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or
(ii) if the Registrant is subject to Rule 430C under the Securities Act, each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.
(d)    That, for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:
(i) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;
(ii) free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;
(iii) the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and
    (iv) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.
4.    Not applicable.

5.    The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant’s annual report pursuant to Section 13(a) or 15(d) of the Exchange Act that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
6.    Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
7.    Not applicable.

SIGNATURES
    Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in Chicago, Illinois, on the 28th day of April, 2021.
                        OFS CAPITAL CORPORATION
                        By:    /s/ Bilal Rashid
                            Name: Bilal Rashid
                            Title:  Chief Executive Officer

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENT, that each person whose signature appears below hereby constitutes and appoints Bilal Rashid and Jeffrey A. Cerny and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in any and all capacities, to sign this Registration Statement on Form N-2 and any and all amendments thereto, including post-effective amendments and any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-2 has been signed by the following persons in the capacities and on the dates set forth below

Signature	Title	Date
/s/ Bilal Rashid Bilal Rashid	Director and Chief Executive Officer (Principal Executive Officer)	April 28, 2021

/s/ Marc Abrams Marc Abrams	Director	April 28, 2021

/s/ Romita Shetty Romita Shetty	Director	April 28, 2021

/s/ Elaine E. Healy Elaine E. Healy	Director	April 28, 2021

/s/ Jeffrey A. Cerny Jeffrey A. Cerny	Director and Chief Financial Officer (Principal Financial Officer)	April 28, 2021

/s/ Jeffery S. Owen Jeffery S. Owen	Chief Accounting Officer (Principal Accounting Officer)	April 28, 2021